As filed with the Securities and Exchange Commission on April 25, 2005

Securities Act Registration No. 333-122419

Investment Company Act File No. 811-21708

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 4

and

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 4

Dow 30SM Premium & Dividend Income Fund Inc.

(Exact name of Registrant as Specified in Charter)

4 World Financial Center, 5th Floor, New York, NY 10080

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 449-8118

Donald C. Burke

Vice President, Treasurer

and Secretary

IQ Investment Advisors LLC

4 World Financial Center, 5th Floor, New York, NY 10080

(Name and address of Agent for Service)

COPY TO:

Margery K. Neale, Esq. Shearman & Sterling LLP 599 Lexington Avenue New York, NY 10022-6069	Leonard B. Mackey, Jr., Esq. Clifford Chance US LLP 31 West 52nd Street New York, NY 10019

Approximate Date of Proposed Public Offering:    As soon as practicable after the effective date of the Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.    ☐

It is proposed that this filing will become effective (if appropriate, check box)

☐    when declared effective pursuant to section 8(c).

If appropriate, check the following boxes:

☐    This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement.]

☐    This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is             .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)(2)	Amount of Registration Fee(3)
Common Stock ($.001 par value per share)	12,950,000 Shares	$20.00	$259,000,000	$30,366.60

(1)	Estimated solely for the purpose of calculating the registration fee.
(2)	Includes the underwriter’s over-allotment.
(3)	$117.70 was previously paid with the initial filing.

The information required to be included in this Registration Statement by Part A and Part B of Form N-2 is contained in the prospectus that follows. The information required to be in this Registration Statement by Part C of Form N-2 follows the prospectus.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus dated April 25, 2005

PROSPECTUS

Shares Dow 30SM Premium & Dividend Income Fund Inc. Common Stock $20.00 per Share

Dow 30SM Premium & Dividend Income Fund Inc. (the “Fund”) is a corporation organized under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940 as a closed-end, diversified management investment company.

The Fund’s investment objective is to provide stockholders with a high level of current income, with a secondary objective of capital appreciation. The Fund pursues its investment objective principally through a two-part strategy. First, the Fund will invest, under normal circumstances, substantially all of its net assets (including the proceeds of any borrowings for investment purposes) in the thirty stocks included in the Dow Jones Industrial AverageSM (“DJIASM”) (the “Stocks”) in approximately the amounts such stocks are weighted in the DJIASM and/or in other securities or financial instruments that are intended to correlate with the DJIASM (the “Other Instruments”). Second, the Fund will write (sell) covered call options on some or all of the Stocks or Other Instruments. There can be no assurance that the Fund will achieve its investment objective or be able to structure its investments as anticipated.

This prospectus relates to the offering of securities of the Fund, for which the Fund has obtained authorization to list its shares, subject to notice of issuance, on the New York Stock Exchange (“NYSE”) under the ticker symbol “DPD.” Shares of closed-end investment companies that are listed on an exchange, such as those of the Fund, frequently trade at prices that reflect a discount from their net asset values. If you purchase the Fund’s shares in its initial public offering or otherwise and sell the shares on the NYSE or otherwise, you may receive an amount that is less than: (1) the amount you paid for the shares; and/or (2) the net asset value of the Fund’s shares at the time of sale. The Fund is a newly formed entity and has no previous operating or trading history upon which you can evaluate the Fund’s performance.

Investing in the Fund’s shares involves certain risks. See “ Risk Factors and Special Considerations” on page 14 of this prospectus.

	Per Share	Total(3)
Public offering price	$20.00	$
Sales load(1)	$.90	$
Proceeds, before expenses, to the Fund(2)	$19.10	$
(1)	The Fund has agreed to pay its underwriters $.00667 per share of common stock as a partial reimbursement of expenses incurred in connection with the offering. See “Underwriting” on page 44 of this prospectus.
(2)	The Fund’s adviser has agreed to pay all of the Fund’s organizational expenses. Offering expenses to be incurred by the Fund are estimated to be $ .
(3)	The underwriters have an option to purchase up to an additional shares of the Fund at the public offering price, less the sales load, within 45 days of the date of this prospectus to cover any overallotments. If the underwriters exercise this option in full, the total public offering price, sales load, estimated offering expenses and proceeds, before expenses, to the Fund will be $ , $ , $ and $ , respectively. See “Underwriting” on page 44 of this prospectus.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has determined whether this prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should purchase these securities. Neither the SEC nor any state securities commission has approved or disapproved these securities. Any representation to the contrary is a criminal offense.

This prospectus provides information that you should know about the Fund before investing. Please read this prospectus carefully and keep it for future reference. Information required to be in the Fund’s Statement of Additional Information is found in this prospectus.

Additional information about the Fund has been filed with the SEC and is available upon written or oral request and without charge. For a free copy of the Fund’s annual or semi-annual report (following the Fund’s completion of an annual or semi-annual period, as applicable) or to request other information or ask questions about the Fund, call IQ Investment Advisors LLC at 877-449-4742.

The Fund’s annual and semi-annual reports (following the Fund’s completion of an annual or semi-annual period, as applicable) and other related materials will be available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC’s web site (http://www.sec.gov).

The shares will be ready for delivery on or about                     , 2005.

Merrill Lynch & Co.		Nuveen Investments, LLC
Advest, Inc.	H&R Block Financial Advisors, Inc.	Ferris, Baker Watts Incorporated
Oppenheimer & Co.	RBC Capital Markets	Ryan Beck & Co.
Wells Fargo Securities		Wunderlich Securities, Inc.

The date of this prospectus is                     , 2005.

“Dow Jones Industrial AverageSM”, “DJIASM”, “Dow 30SM”, “Dow IndustrialsSM” and “The DowSM” are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by IQ Investment Advisors LLC. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in the Fund.

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information provided by this prospectus is accurate as of any date other than the date on the front of this prospectus. The Fund’s business, financial condition and results of operations may have changed since the date of this prospectus.

Information about the Fund can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information also is available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

SUMMARY OF TERMS

The following provides a summary of certain information contained in this prospectus relating to Dow 30SM Premium & Dividend Income Fund Inc. and its shares and does not contain all of the information that you should consider before investing in the Fund or purchasing its shares. The information is qualified in all respects by the more detailed information included elsewhere in this prospectus and in the appropriate Registration Statements filed with the U.S. Securities and Exchange Commission.

The Fund

Dow 30SM Premium & Dividend Income Fund Inc. (the “Fund”) is a corporation organized under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as a closed-end, diversified management investment company.

The Offering

The Fund is offering              shares of its common stock at an initial offering price of $20.00 per share through a group of underwriters led by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”), an affiliate of Merrill Lynch & Co., Inc. (“Merrill Lynch”). An investor buying shares during the Fund’s initial public offering must purchase at least 100 shares of the Fund’s common stock. The underwriters have an option to purchase up to an additional              shares of the Fund within 45 days of the date of this prospectus to cover any overallotments.

Investment Objective

The Fund’s investment objective is to provide stockholders with a high level of current income, with a secondary objective of capital appreciation. There can be no assurance that the Fund will achieve its investment objective or be able to structure its investments as anticipated. The Fund is not intended as a complete investment program.

Investment Strategy

The Fund pursues its investment objective principally through a two-part strategy. First, the Fund will invest, under normal circumstances, substantially all of its net assets (including the proceeds of any borrowings for investment purposes) in the thirty stocks included in the Dow Jones Industrial AverageSM (“DJIASM”) (the “Stocks”) in approximately the amounts such Stocks are weighted in the DJIASM and/or in other securities or financial instruments that are intended to correlate with the DJIASM (the “Other Instruments”). Second, the Fund will write (sell) covered call options on some or all of the Stocks or Other Instruments.

The portion of the Fund’s assets invested in the Stocks may vary from time to time. In general, when the Fund uses less of its assets to purchase the Stocks, the portion of the Fund’s portfolio composed of the Other Instruments will be increased. The Other Instruments may include, among others, futures and options based on the DJIASM, as well as other investment funds with a composition similar to that of the DJIASM (to the extent permitted by applicable law). The Fund will periodically rebalance its holdings of the Stocks (including through use of the Other Instruments) in order to more closely approximate each Stock’s weighting in the DJIASM. Occasionally, the Fund may become entitled to receive securities that are not part of the DJIASM. For example, one of the companies comprising the Stocks may decide to “spin off” one of its subsidiaries into its own separate company. In such an event, the Fund would generally sell such securities and invest the proceeds in additional shares of the Stocks (or in Other Instruments).

The Fund will generate income for stockholders through receipt of any dividends paid by the Stocks. In seeking to generate additional income for stockholders, the Fund will write (sell) covered call options on some or all of the Stocks (the “Options”). The Fund’s subadviser (the “Subadviser”) also has discretion to write Options on the Other Instruments. It is expected that the Options that the Fund writes will have an exercise price set at an amount at or above the current price at which a Stock is trading at the time the Option is written. The Options the Fund writes will generally expire within the three calendar months following the month in which they were written. By writing a call option on a Stock (or Other Instrument), the Fund receives a premium from the purchaser of the option. In exchange, the Fund is obligated to provide the purchaser with the right to receive a payment from the Fund equal to any appreciation in the value of the Stock (or Other Instrument) over the exercise price of the Option or to receive shares of the Stock from the Fund at the exercise price specified in the Option. Although the Fund will receive premiums by writing the Options, the Fund will give up any potential increase in the value of the Stock (or Other Instrument) on which the Option was written above the exercise price specified in the Option through the expiration date of the Option.

The Subadviser is responsible for determining what portion, if any, of the Fund’s exposure to a Stock (or Other Instrument) will be subject to an Option and the timing and terms of the Option. Under normal circumstances, the Fund does not expect that all of its exposure to the Stocks (or Other Instruments) will be subject to covered call options. As a result, positions in the Stocks (or Other Instruments) that are not subject to Options will share in the capital appreciation of such Stocks (or Other Instruments), if any, potentially allowing stockholders to receive some of the benefit from any rise over time in the value of the DJIASM. Conversely, the value of the Fund’s assets will decline if the value of the Stocks (or Other Instruments) declines by a greater amount than the amount of the premiums received from writing the Options. The Subadviser may, in its discretion, write Options having a notional value of up to 100% of the value of a Stock (or Other Instrument) held by the Fund at the time the Option is written. In writing the Options, it is expected that at all times the Fund’s exposure to the Options will be fully covered by its ownership of the underlying Stocks (or Other Instruments).

Summary of Risks	General. Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to structure the Options as anticipated.

Not an Index Fund.    The Fund is not, nor is it intended to be, an index fund. As a result, the performance of the Fund will differ from the performance of the DJIASM as a whole for various reasons, including the fact that the Fund will write covered call options on some or all of the Stocks (or Other Instruments) and the weightings of the Stocks in the Fund’s portfolio at times may be different than the weightings of the common stocks in the DJIASM. The Fund, by writing covered call options on the Stocks (or Other Instruments), will give up the opportunity to benefit from potential increases in the value of the Stocks (or Other Instruments) above the exercise prices of the Options, but will continue to bear the risk of declines in the value of the Stocks. See “Writing Call Options” below.

Equity Securities.    A principal part of the Fund’s investment strategy involves investing in the Stocks and/or in the Other Instruments (which provide exposure to the Stocks). The value of the Stocks purchased and sold by the Fund will fluctuate — at times dramatically — based on many factors, such as market conditions, interest rate movements, investors’ perceptions of the financial conditions of the companies issuing such investments, and other political and economic events. As these investments fluctuate in value, they may cause the net asset value of the Fund’s shares to vary. When the value of the Stocks is declining, the value of the Fund’s shares may be expected to decrease.

Writing Call Options.    A principal part of the Fund’s investment strategy involves writing (selling) covered call options on some or all of the Stocks (or Other Instruments). This part of the Fund’s strategy subjects the Fund to certain additional risks. Because a covered call strategy limits participation in the appreciation of the underlying asset, in this case the Stocks, an investment in the Fund is not the same as an investment linked to the performance of the Stocks. The Fund, by writing covered call options on the Stocks (or Other Instruments), will give up the opportunity to benefit from potential increases in the value of the Stocks (or Other Instruments) above the exercise prices of the Options, but will continue to bear the risk of declines in the value of the Stocks (or Other Instruments). The premiums received from the Options may not be sufficient to offset any losses sustained from the volatility of the Stocks (or Other Instruments) over time.

The Fund generally will write (sell) options in the over-the-counter markets and options that are traded on major exchanges, such as the Chicago Board Options Exchange. Exchanges may suspend trading of options in volatile markets. If trading is suspended, the Fund may be unable to write (sell) options at times that may be desirable or advantageous for the Fund to do so. Trading suspensions may limit the Fund’s ability to achieve its investment objective. The Fund may be required to sell investments from its portfolio to make cash settlement (or transfer ownership of a Stock to physically settle) on any Options that are exercised. Such sales (or transfers) may occur at inopportune times, and the Fund may incur transaction costs that increase its expenses.

Although the Fund will generally write Options each month, the Subadviser may vary the times it writes the Options when the Subadviser believes it is in the best interest of the Fund to do so (including by not writing Options in a particular month or months). Varying the timing of when the Fund will write Options may not have the intended effect and the Fund may sustain losses. See “Risk Factors and Special Considerations—Principal Risks—Writing Call Options” on page 15 of this prospectus.

Strategy Risk.    The Subadviser may, in its discretion, determine that the Fund should not write Options from time to time, and the Fund may, as a result, fail to generate sufficient premiums to allow the Fund to provide stockholders with current income. In addition, there can be no assurance that the Stocks comprising the DJIASM will pay dividends (and, if dividends are paid, that a Stock will continue to pay dividends of the same amount in the future).

The Fund will employ a buy and hold strategy for the Stocks (and Other Instruments). The Fund will not engage in temporary defensive positions with respect to the Stocks (or Other Instruments) to hedge against declines in the value of the Stocks due to adverse market or other conditions. The Fund’s investment adviser and Subadviser anticipate that the Fund’s portfolio of investments will replicate the DJIASM and therefore will remain the same until the DJIASM is changed by the index sponsor, despite any adverse or positive developments concerning a particular issuer, an industry, the economy or the stock market generally. Because the Fund generally will adjust its portfolio holdings only in response to changes in the DJIASM, the Fund may sell investments without regard to their performance. In addition, because the Fund will purchase and sell investments to reflect the composition of the DJIASM, the Fund may be required to sell certain of its better performing investments and replace them with investments that do not have similar or favorable historical price performance. Additionally, the Fund is subject to market segment risk, which is the risk that returns from the Stocks will underperform other asset classes or the stock market in general. Furthermore, the securities of large capitalization issuers, such as the Stocks, tend to go through cycles of performing worse (or better) than the market in general. These cycles have, at times, lasted as long as several years.

Because the Fund’s investment strategy forgoes a portion of the participation in any appreciation of the Stocks, an investment in the Fund is not the same as an investment linked to the performance of the DJIASM or the equity securities underlying the DJIASM. Each

Option eliminates the Fund’s participation in any appreciation of the Stock (or Other Instrument) subject to the Option above the exercise price of that Option. Consequently, the Fund will not participate as fully in any appreciation of the DJIASM as would an investment in the Stocks that did not use a covered call strategy. While an Option will operate to eliminate the Fund’s participation in any increase in the value of the Stocks (or Other Instruments) subject to the Option above the exercise price, the Fund’s exposure to any decline in the value of the Stocks (or Other Instruments) will not be limited.

General Risks Related to Derivatives.    The Fund’s investment strategy involves the use of derivatives, such as, among others, the sale of call options. The Fund also may enter into futures contracts, forward contracts and swap agreements. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying these derivatives.

Inadequate Return.    No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

No Operating History.    The Fund is a newly organized, closed-end, diversified management investment company that has no previous operating history. Special risks apply during a fund’s start-up period, including the risk of failing to achieve the desired portfolio composition within the time period expected and the risk of commencing operations under inopportune market or economic conditions.

Closed-End Structure; Market Discount from Net Asset Value.    Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as “trading at a discount.” This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. As a result, the Fund is designed primarily for long-term investors. The Fund’s total assets will be reduced following this offering by the amount of offering and related expenses to be paid by the Fund.

As with any security, complete loss of investment is possible. See “Risk Factors and Special Considerations” on page 14 of this prospectus.

Listing of Shares

The Fund has obtained authorization to list its shares, subject to notice of issuance, on the NYSE under the ticker symbol “DPD” and will be required to meet the NYSE’s initial and continued listing requirements.

Board of Directors

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Fund’s Board of Directors has overall responsibility for monitoring and overseeing the Fund’s investment process, and its management and operations. Any vacancy on the Board of Directors may be filled only by a majority of the remaining directors, except to the extent that the Investment Company Act requires the election of directors by stockholders. At least seventy-

five percent of the directors will not be “interested persons” (as defined by the Investment Company Act) of the Fund or its investment adviser or subadviser.

Adviser and Management Fee

IQ Investment Advisors LLC, a limited liability company organized under the laws of the State of Delaware, serves as the investment adviser to the Fund (the “Adviser”) and is registered as such with the SEC under the Investment Advisers Act of 1940 (the “Advisers Act”). The Adviser provides investment advisory, management and administrative services to the Fund pursuant to a management agreement (the “Management Agreement”). The Adviser has designed the investment strategy for the Fund and has oversight responsibility for the implementation of the strategy by the Subadviser (as described below under “Subadviser”). In consideration of the investment advisory, management and administrative services provided by the Adviser to the Fund, the Fund pays the Adviser a management fee equal to an annual rate of 0.90% of the Fund’s average daily net assets plus any borrowings (the “Management Fee”). In addition, the Adviser will compensate the Subadviser. The Adviser is recently formed and has a limited operating history.

The Adviser is an indirect subsidiary of Merrill Lynch. Merrill Lynch is one of the world’s leading financial management and advisory companies, with offices in 35 countries and private client assets of approximately $1.5 trillion. As an investment bank, it is a leading global underwriter of debt and equity securities and a strategic advisor to corporations, governments, institutions and individuals worldwide. Through its subsidiaries, Merrill Lynch is one of the world’s largest managers of financial assets.

Subadviser

The Adviser has entered into a subadvisory agreement (the “Subadvisory Agreement”) with Nuveen Asset Management (the Subadviser, and together with the Adviser, the “Advisers”), pursuant to which the Adviser has delegated certain of its investment advisory responsibilities to the Subadviser. The Subadviser will be responsible for implementing the Fund’s investment strategy. The Subadviser, a corporation organized under the laws of the State of Delaware, is registered as an investment adviser with the SEC under the Advisers Act. Under the terms of the Subadvisory Agreement, the Adviser compensates the Subadviser from the Management Fee at an annual rate of 0.39% of the Fund’s average daily net assets plus any borrowings.

The Subadviser is a wholly owned subsidiary of Nuveen Investments, Inc. Founded in 1898, Nuveen Investments, Inc. and its affiliates had $115 billion of assets under management as of December 31, 2004. According to Thomson Wealth Management, Nuveen is the leading sponsor of closed-end exchange-traded funds as measured by the number of funds (110) and the amount of fund assets under management (approximately $50 billion) as of December 31, 2004.

Rob A. Guttschow, CFA, is the Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio. See “Investment Advisory and Management Arrangements—The Subadviser—The Portfolio Manager” on page 29 of this prospectus for information regarding Mr. Guttschow’s compensation, other accounts he manages and his ownership of shares of the Fund.

On March 25, 2005, Nuveen Investments, Inc., the parent company of the Subadviser, and St. Paul Travelers Companies, Inc. (“St. Paul Travelers”), the controlling owner of Nuveen Investments, Inc. at that time, announced that St. Paul Travelers is implementing a three-part program to sell its equity interest in Nuveen Investments, Inc. As of April 12, 2005, St. Paul Travelers had sold approximately 39 million shares of Nuveen Investments, Inc. through an underwritten secondary public offering. In addition, Nuveen Investments, Inc. intends to repurchase approximately 18 million of its shares (at the price of the secondary offering, net of underwriters’ discount) from St. Paul Travelers. Approximately 6 million of these shares were repurchased by Nuveen as of April 12, 2005. St. Paul Travelers also has entered into forward sale agreements with affiliates of Merrill Lynch and Morgan Stanley with respect to its remaining equity interest in Nuveen Investments, Inc. It is anticipated that the forward sale agreements will not be settled until late July 2005, at the earliest. The objective of the transactions is for St. Paul Travelers to sell its entire interest in Nuveen Investments, Inc., resulting in Nuveen Investments, Inc. becoming a fully independent, publicly traded company. The completion of the three-part program could be deemed to be an “assignment” (as defined in the Investment Company Act) of the Subadvisory Agreement between the Adviser and the Subadviser, which would result in the automatic termination of such agreement. The Board of Directors of the Fund and Merrill Lynch Investment Managers, L.P. (in its capacity as the Fund’s sole initial stockholder) have considered and approved a new ongoing subadvisory agreement with the Subadviser. This agreement is substantially the same as the current Subadvisory Agreement and will become effective automatically upon St. Paul Travelers relinquishing control of Nuveen Investments, Inc. There can be no assurance that the transactions described above will be completed as contemplated.

Distributions

The Fund intends to distribute to its stockholders any investment income earned by the Fund on a monthly basis. In addition, the Fund will distribute net realized capital gains, if any, at least annually. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders because it may result in a return of capital to stockholders, which would reduce the Fund’s net asset value and, over time, potentially increase the Fund’s expense ratio. See “Distributions” and “Automatic Dividend Reinvestment Plan” on page 36 of this prospectus.

Tax Aspects

The Fund intends to elect to be treated as a regulated investment company (a “RIC”) for U.S. federal income tax purposes. To satisfy the distribution requirements applicable to RICs, the Fund intends to distribute all or substantially all of its net investment income and realized capital gains, if any, to its stockholders at least annually. Distributions generally will be taxable to the stockholders as qualified dividend income to the extent designated by the Fund as qualified dividend income by virtue of being attributable to dividends on the Stocks.

Please refer to the “U.S. Federal Income Tax Considerations” section on page 33 of this prospectus for additional information on the potential U.S. federal income tax effects of an investment in the Fund. You should consult your own tax advisors regarding any potential state or local income tax effects of an investment in the Fund.

Anti-Takeover Provisions

The Fund’s charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors. Such provisions may discourage outside parties from acquiring control of the Fund, which could result in stockholders not having the opportunity to realize a price greater than the current market price for their shares at some time in the future. See “Description of Securities” on page 46 of this prospectus.

Automatic Dividend Reinvestment Plan

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan, unless a stockholder is ineligible or elects otherwise, dividends and distributions to the Fund’s stockholders will be used to purchase additional common stock of the Fund. Fund stockholders, may, however, elect to receive such dividends and distributions in cash. Stockholders whose shares of common stock are held in the name of a broker or nominee should contact that broker or nominee to determine whether the broker or nominee will permit participation in the Fund’s Automatic Dividend Reinvestment Plan. See “Automatic Dividend Reinvestment Plan” on page 36 of this prospectus.

Conflicts of Interest

The investment activities of the Advisers and their affiliates for their own accounts and other accounts or funds they manage may give rise to conflicts of interest that may disadvantage the Fund. The Adviser and Subadviser have each adopted written policies and procedures that, collectively, address investment activities of, and other arrangements involving, the Adviser or Subadviser that may give rise to certain conflicts of interest.

Merrill Lynch, as a diversified global financial services firm, is involved with a broad spectrum of financial services and asset management activities. Certain of Merrill Lynch’s affiliates that are not service providers to the Fund engage in a broad range of activities over which the Adviser has no control or ability to exercise oversight. Although there are no formal written policies and procedures that cover all potential or actual conflicts of interest, Merrill Lynch has established a number of committees and related policies and procedures that are designed to identify, analyze and/or resolve such conflicts of interest. There is no assurance that Merrill Lynch will be able to identify each conflict of interest or that an identified conflict of interest will be resolved in favor of the Fund. In addition, the Adviser and its affiliates may have other business relationships with the Subadviser and its affiliates that are unrelated to their services to the Fund. See “Conflicts of Interest” on page 38 of this prospectus.

Transfer Agent and Custodian

The Fund has entered into a transfer agency agreement with The Bank of New York (the “Transfer Agent”) under which the Transfer Agent will provide the Fund transfer agency services. The Fund has entered into a custody agreement with State Street Bank and Trust Company (the “Custodian”) under which the Custodian will provide custodian services to the Fund.

SUMMARY OF FUND EXPENSES

The following Fee Table illustrates the fees and expenses that the Fund expects to incur and that stockholders can expect to bear directly or indirectly.

Stockholder Transaction Expenses:

Maximum Sales Load (as a percentage of offering price)	4.50%
Offering Expenses Borne by the Fund (as a percentage of offering price)(1)	0.20%
Dividend Reinvestment Plan Fees	None

Annual Fund Expenses (as a percentage of net assets attributable to common shares):

Management Fee(2)	0.90%
Other Expenses(3)	0.19%

Total Annual Expenses	1.09%

(1)	The Fund’s Adviser has agreed to pay all of the Fund’s organizational expenses. Offering costs will be paid by the Fund up to $.04 per share (0.20% of the offering price). The Adviser has agreed to pay the amount by which the offering costs (subject to the next sentence) exceed $.04 per share of common stock (0.20% of the offering price). In determining the offering costs to be paid by the Adviser, the sales load is excluded, but the $.00667 per share partial reimbursement of expenses to the underwriters is included. The offering costs to be paid by the Fund are not included in the Total Annual Expenses amount shown in the table. Offering costs borne by the Fund’s stockholders will result in a reduction of capital of the Fund attributable to Fund shares.
(2)	The Fund pays the Adviser the Management Fee in consideration of the investment advisory, management and administrative services that the Adviser provides to the Fund. From this Management Fee, the Adviser compensates the Subadviser. See the “Investment Advisory and Management Arrangements” and “Underwriting” sections on pages 26 and 44, respectively, of this prospectus.
(3)	Other Expenses have been estimated based on estimated asset levels and expenses for the current fiscal year.

Example:

An investor would pay the following expenses (including the sales load of $45 and estimated offering expenses of this offering of $2.00 on a $1,000 investment, assuming total annual expenses of 1.09%) and a 5% annual return throughout the periods.

1 year	3 years	5 years	10 years
$58	$80	$104	$174

The Fee Table is intended to assist investors in understanding the costs and expenses that a stockholder in the Fund will bear directly or indirectly. The expenses set out under “Other Expenses” are based on estimated amounts through the end of the Fund’s first fiscal year and assume that the Fund issues approximately 7,800,000 shares of common stock. If the Fund issues fewer shares of common stock, all other things being equal, these expenses would increase. The Example set out above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by SEC regulations. The Example should not be considered a representation of future expenses or annual rates of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Example.

THE FUND

Dow 30SM Premium & Dividend Income Fund Inc. (the “Fund”) is a corporation organized under the laws of the State of Maryland on January 18, 2005 and registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as a closed-end, diversified management investment company. The Fund expects to commence its investment operations on or after April 29, 2005. The Fund’s principal office, including its office for service for process, is located at 4 World Financial Center, 5th Floor, New York, NY 10080.

The Dow Jones Industrial AverageSM (“DJIASM”) is the property of Dow Jones & Company, Inc. Dow Jones & Company, Inc. is not affiliated with the Fund or the Fund’s investment adviser or subadviser. Dow Jones & Company, Inc. has not participated in any way in the creation of the Fund or in the selection of the Stocks and has not approved any information included in this prospectus related to the Stocks or the issuance of shares of the Fund. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the stockholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. Dow Jones’ only relationship to the Fund is the licensing of certain trademarks, trade names and service marks of Dow Jones. Dow Jones has no obligation to take the needs of the Fund or the stockholders of the Fund into consideration in determining, composing or calculating the DJIASM. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the Fund.

Dow Jones does not guarantee the accuracy and/or the completeness of the DJIASM or any data included therein and Dow Jones shall have no liability for any errors, omissions or interruptions therein. Dow Jones makes no warranty, express or implied, as to results to be obtained by the Fund, stockholders of the Fund or any other person or entity from the use of the DJIASM or any data included therein. Dow Jones makes no express or implied warranties, and expressly disclaims all warranties, of merchantability or fitness for a particular purpose or use with respect to the DJIASM or any data included therein. Without limiting any of the foregoing, in no event shall Dow Jones have any liability for any lost profits or indirect, punitive, special or consequential damages or losses, even if notified of the possibility thereof. There are no third party beneficiaries of any agreements or arrangements between Dow Jones and the Fund.

THE OFFERING

The Fund is offering              shares of its common stock at an initial offering price of $20.00 per share, which price includes a sales load of 4.5% per share. These shares have been registered for sale with the SEC under the Securities Act of 1933 (the “Securities Act”) and will be offered through a group of underwriters led by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”), an affiliate of Merrill Lynch & Co., Inc. (“Merrill Lynch”) and of IQ Investment Advisors LLC, the Fund’s investment adviser (the “Adviser”). An investor buying shares during the Fund’s initial public offering must purchase at least 100 shares of the Fund’s common stock. The underwriters have an option to purchase up to an additional              shares of the Fund within 45 days of the date of this prospectus to cover any overallotments.

USE OF PROCEEDS

The net proceeds of this offering will be approximately $             (or approximately $             assuming the underwriters exercise an overallotment option in full) after payment of offering costs estimated to be $             and the deduction of the underwriting discount. The Adviser has agreed to pay the amount by which the offering costs (other than the underwriting discount, but including the $.00667 per share partial reimbursement of expenses to the underwriters) exceed $.04 per share of common stock. The Adviser has agreed to pay all of the Fund’s organizational expenses.

Under normal conditions, the Fund expects that it will take approximately one month to invest all or substantially all of the proceeds from the offering in accordance with the Fund’s investment objective. Pending such investment, it is anticipated that all or a portion of the proceeds will be invested in U.S. Government securities or high grade, short-term money market instruments. A relatively long initial investment period may have a negative impact on the Fund’s performance and its return to stockholders.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to provide stockholders with a high level of current income, with a secondary objective of capital appreciation. There can be no assurance that the Fund will achieve its investment objective or be able to structure its investments as anticipated. The Fund is not intended as a complete investment program.

INVESTMENT STRATEGY

The Fund pursues its investment objective principally through a two-part strategy. First, the Fund will invest, under normal circumstances, substantially all of its net assets (including the proceeds of any borrowings for investment purposes) in the thirty stocks included in the Dow Jones Industrial AverageSM (“DJIASM”) (the “Stocks”) in approximately the amounts such Stocks are weighted in the DJIASM and/or in other securities or financial instruments that are intended to correlate with the DJIASM (the “Other Instruments”). Second, the Fund will write (sell) covered call options on some or all of the Stocks or Other Instruments. The Fund’s policy to invest substantially all of its net assets (including the proceeds of any borrowings for investment purposes) in the Stocks (and Other Instruments) is not a fundamental policy and therefore may be changed without your approval. However, the Fund will not change or modify this policy unless we provide you with at least 60 days’ prior notice. The portion of the Fund’s assets invested in the Stocks may vary from time to time. In general, when the Fund uses less of its assets to purchase the Stocks, the portion of the Fund’s portfolio composed of the Other Instruments will be increased. The Fund will periodically rebalance its holdings of the Stocks (including through use of the Other Instruments) in order to more closely approximate each Stock’s weighting in the DJIASM. See “—The Stocks” on page 13 of this prospectus.

The Fund will generate income for stockholders through receipt of any dividends paid by the Stocks. In seeking to generate additional income for stockholders, the Fund will write (sell) covered call options on some or all of the Stocks (the “Options”). The Fund’s subadviser (the “Subadviser” and, together with the Adviser, the “Advisers”) also has discretion to write Options on the Other Instruments. It is expected that the Options that the Fund writes will have an exercise price set at an amount at or above the current price at which a Stock is trading at the time the option is written. The Options the Fund writes will generally expire within the three calendar months following the month in which they were written. The Subadviser is responsible for determining what portion, if any, of the Fund’s exposure to a Stock (or Other Instrument) will be subject to an Option and the timing and terms of the Option. Under normal circumstances, the Fund does not expect that all of its exposure to the Stocks (or Other Instruments) will be subject to covered call options. As a result, positions in the Stocks (or Other Instruments) that are not subject to Options will share in the capital appreciation of such Stocks (or Other Instruments), if any, potentially allowing stockholders to receive some of the benefit from any rise over time in the value of the DJIASM. Conversely, the value of the Fund’s assets will decline if the value of the Stocks (or Other Instruments) declines by a greater amount than the amount of the premiums received from writing the Options. The Subadviser may, in its discretion, write Options having a notional value of up to 100% of the value of a Stock or Other Instrument held by the Fund at the time the Option is written. In writing the Options, it is expected that at all times the Fund’s exposure to the Options will be fully covered by its ownership of the underlying Stocks (or Other Instruments). See “—The Options” on page 13 of this prospectus.

The Stocks

The Fund intends to purchase the common stock of each company comprising the Stocks in approximately the amounts such Stocks are weighted in the DJIASM. The Fund intends to rebalance its portfolio by selling any Stock the Fund holds that is no longer one of the stocks in the DJIASM and replacing it with a stock that meets the Fund’s investment criteria. The Fund occasionally may become entitled to receive securities that are not part of the DJIASM. One of the companies comprising the Stocks, for example, may decide to “spin off” one of its subsidiaries into its own separate company. In such an event, the Fund would generally sell such securities and invest the proceeds in additional shares of the Stocks (or in Other Instruments).

The DJIASM is an unmanaged price weighted index of common stocks selected by the editors of The Wall Street Journal as representative of American industry in general. The DJIASM consists of companies that are highly capitalized in their respective industries. As of the date of this prospectus, the following stocks make up the DJIASM. There can be no assurance that the stocks listed below will remain part of the DJIASM in the future.

Alcoa Inc. American International Group Inc. American Express Co. Boeing Co. Citigroup Inc. Caterpillar Inc. EI Du Pont de Nemours & Co. Walt Disney Co. General Electric Co. General Motors Corp.	Home Depot Inc. Honeywell International Inc. Hewlett-Packard Co. International Business Machines Corp. Intel Corp. Johnson & Johnson JPMorgan Chase & Co. The Coca-Cola Company McDonald’s Corp. 3M Co.

Altria Group Inc.

Merck & Co., Inc.

Microsoft Corp.

Pfizer Inc.

Procter & Gamble Co.

SBC Communications Inc.

United Technologies Corp.

Verizon Communications Inc.

Wal-Mart Stores Inc.

Exxon Mobil Corp.

The Fund will choose the Stocks for its portfolio in the objective manner set out above, relying solely on the stock’s inclusion in the DJIASM and will not take into account any other factors. The Fund may invest in the Other Instruments when the Subadviser believes it is in the best interests of the Fund to do so. The Other Instruments may include, among others, futures and options based on the DJIASM, as well as other investment funds with a composition similar to that of the DJIASM (to the extent permitted by applicable law).

The Options

As discussed above, in order to generate income for stockholders in addition to any dividends received from the Stocks, the Fund’s investment strategy involves writing (selling) covered call options on some or all of the Stocks with an exercise price set at an amount at or above the current price at which a Stock is trading at the time the Option is written. In addition, the Subadviser has discretion to write options on the Other Instruments. Unless the Subadviser, in its discretion, believes that market conditions require a different maturity, the Options will generally be written to expire within the three calendar months following the month in which they were written. The Subadviser, in its discretion, may write options in the over-the-counter market and may write exchange-traded options. Although the Fund will generally write Options each month, the Subadviser may vary the times it writes the Options when the Subadviser believes it is in the best interests of the Fund to do so (including by not writing Options in a particular month or months).

By writing a call option on a Stock (or Other Instrument), the Fund receives a premium from the purchaser of the option. In exchange, the Fund is obligated to provide the purchaser with the right to receive a payment from the Fund equal to any appreciation in the value of the Stock (or Other Instrument) over the exercise price of the Option or to receive shares of the Stock from the Fund at the exercise price specified in the Option. Although the Fund will receive premiums by writing the Options, the Fund will give up any potential increase in the value of the Stock (or Other Instrument) on which the Option was written above the exercise price specified in the Option through the expiration date of the Option. The Fund is not expected to make a cash payment (or physically settle) an Option if the prevailing market value of the Stock (or Other Instrument) underlying the Option on its expiration date is less than or equal to the exercise price of the Option that the Fund has written.

The Subadviser is responsible for determining what portion, if any, of the Fund’s exposure to a Stock (or Other Instrument) will be subject to a call option. The Subadviser may, in its discretion, write covered call options having a notional value of up to 100% of the value of a Stock (or Other Instrument) held by the Fund at the time the Option is written. In seeking its secondary objective of capital appreciation, however, the Fund will generally not write Options on its entire portfolio of Stocks in order to benefit from any increase in the value of a Stock (to the extent it is not subject to an Option). The Subadviser also may decide not to write an Option on a particular Stock for a period of time and may close out existing Options at any time if it believes it is in the best interests of the Fund to do so.

Temporary Defensive Positions

The Fund does not intend to depart from its buy and hold investment strategy in respect of the Stocks in response to adverse market, economic or political conditions by engaging in transactions or strategies that would involve selling the Stocks or Other Instruments in order to purchase the securities of other issuers or by seeking other temporary defensive positions such as cash. See “Risk Factors and Special Considerations — Principal Risks — Strategy Risk” on page 15 of this prospectus.

Short-Term Investments

The Fund may use any of its assets, including Short-Term Investments (as defined below), for management purposes, including paying the fees and expenses of the Fund. Short-Term Investments are short-term debt obligations and similar securities, and include: (1) securities issued or guaranteed as to interest and principal by the U.S. Government or one of its agencies or instrumentalities; (2) debt obligations of U.S. banks, savings associations, insurance companies and mortgage bankers; (3) commercial paper and other short-term obligations of corporations, partnerships, trusts and similar entities; (4) repurchase agreements; and (5) other investment companies that invest principally in money market instruments. Money market instruments include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The Fund also may hold cash and cash equivalents and may invest in participation interests in the money market securities mentioned above without limitation. To the extent the Fund makes these Short-Term Investments, the Fund may be unable to achieve its investment objective.

RISK FACTORS AND SPECIAL CONSIDERATIONS

An investment in the Fund’s common stock may be speculative in that it involves a high degree of risk and should not constitute a complete investment program.

Principal Risks

General.    Investing in the Fund involves certain risks. Because the value of your investment in the Fund will fluctuate, there is a risk that you will lose money. Your investment will decline in value if the value of the Fund’s investments decrease. When the value of the Stocks is declining, the value of the Fund’s shares is expected to decrease. The value of your shares also will be impacted by the Fund’s ability to successfully implement its investment strategy, as well as by market, economic and other conditions. As with any security, complete loss of investment is possible.

Not an Index Fund.    The Fund is not, nor is it intended to be, an index fund. As a result, the performance of the Fund will differ from the performance of the DJIASM as a whole for various reasons, including the fact that the Fund will write covered call options on some or all of the Stocks (or Other Instruments) and the weightings of the Stocks in the Fund’s portfolio at times may be different than the weightings of the common stocks in the DJIASM. The Fund, by writing covered call options on the Stocks (or Other Instruments), will give up the opportunity to benefit from potential increases in the value of the Stocks (or Other Instruments) above the exercise prices of the Options, but will continue to bear the risk of declines in the value of the Stocks. See “Writing Call Options” below.

Equity Securities Risk.    The Stocks are equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks are an example of the equity securities in which the Fund invests. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and in recent years have significantly underperformed relative to fixed-income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Writing Call Options.    A principal part of the Fund’s investment strategy involves writing (selling) covered call options on some or all of the Stocks (or Other Instruments). This part of the Fund’s strategy subjects the Fund to certain additional risks. Because a covered call strategy limits participation in the appreciation of the underlying asset, in this case the Stocks, an investment in the Fund is not the same as an investment linked to the performance of the Stocks. The Fund, by writing covered call options on the Stocks (or Other Instruments), will give up the opportunity to benefit from potential increases in the value of the Stocks (or Other Instruments) above the exercise prices of the Options, but will continue to bear the risk of declines in the value of the Stocks (or Other Instruments). The premiums received from the Options may not be sufficient to offset any losses sustained from the volatility of the Stocks (or Other Instruments) over time.

The Fund generally will write (sell) options in the over-the-counter markets and options that are traded on major exchanges, such as the Chicago Board Options Exchange. Exchanges may suspend trading of options in volatile markets. If trading is suspended, the Fund may be unable to write (sell) options at times that may be desirable or advantageous for the Fund to do so. Trading suspensions may limit the Fund’s ability to achieve its investment objective. The Fund may be required to sell investments from its portfolio to make cash settlement (or transfer ownership of a Stock to physically settle) on any Options that are exercised. Such sales (or transfers) may occur at inopportune times, and the Fund may incur transaction costs that increase its expenses.

Although the Fund will generally write Options each month, the Subadviser may vary the times when it writes the Options when the Subadviser believes it is in the best interest of the Fund to do so (including by not writing Options in a particular month or months). Varying the timing of when the Fund will write Options may not have the intended effect and the Fund may sustain losses.

Strategy Risk.    The Subadviser may, in its discretion, determine that the Fund should not write Options from time to time, and the Fund may, as a result, fail to generate sufficient premiums to allow the Fund to provide stockholders with current income. In addition, there can be no assurance that the Stocks comprising the DJIASM will pay dividends (and, if dividends are paid, that a Stock will continue to pay dividends of the same amount in the future). The Fund will employ a buy and hold strategy for the Stocks (and Other Instruments). The Adviser and Subadviser anticipate that the Fund’s portfolio of investments will replicate the DJIASM and therefore will remain the same until the DJIASM is changed by the index sponsor, despite any adverse or positive developments concerning a particular issuer, an industry, the economy or the stock market generally. Because the Fund generally will adjust its portfolio holdings only in response to changes in the DJIASM, the Fund may sell investments without regard to their performance. In addition, because the Fund will purchase and sell investments to reflect the composition of the DJIASM, the Fund may be required to sell certain of its better performing investments and replace them with investments that do not have similar or favorable historical price performance. Additionally, the Fund is subject to market segment risk, which is the risk that returns from the Stocks will underperform other asset classes or the stock market in general. Furthermore, the securities of large capitalization issuers, such as the Stocks, tend to go through cycles of performing worse (or better) than the market in general. These cycles have, at times, lasted as long as several years.

The Fund will incur certain fees and expenses that are not applicable to (and not reflected in the performance of) a portfolio consisting solely of the Stocks, such as, among others, the costs of managing the Fund and the transaction costs associated with purchasing the Stocks and writing the Options. Additionally, because the Fund’s investment strategy forgoes a portion of the participation in any appreciation of the Stocks, an investment in the Fund is not the same as an investment linked to the performance of the DJIASM or the equity securities underlying the DJIASM. Each Option eliminates the Fund’s participation in any appreciation of the Stock (or Other Instrument) subject to the Option above the exercise price of that Option. Consequently, the Fund will not participate as fully in any appreciation of the DJIASM as would an investment in the Stocks that did not use a covered call strategy. As a result, the Fund’s performance may be lower than the actual aggregate performance of a portfolio consisting solely of the Stocks. Furthermore, if the Stocks have very low positive performance for an annual period, the Fund may not provide positive returns even if the Stocks’ returns are positive, because of Fund expenses.

Inadequate Return.    No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

No Operating History.    The Fund is a newly organized, closed-end, diversified management investment company that has no previous operating history. Special risks apply during a fund’s start-up period, including the risk of failing to achieve the desired portfolio composition within the time period expected and the risk of commencing operations under inopportune market or economic conditions.

Closed-End Structure; Market Discount from Net Asset Value.    Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as “trading at a discount.” If you purchase the Fund’s shares in its initial public offering or otherwise and sell the shares on the NYSE or otherwise, you may receive an amount that is less than (1) the amount you paid for the shares; and/or (2) the net asset value of the Fund’s shares at the time of sale. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. As a result, the Fund is designed primarily for long-term investors.

Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for the shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value or at, below or above the initial public offering price. The net asset value of the shares, however, is expected to be reduced immediately following the offering as a result of the payment of offering costs.

General Risks Related to Derivatives.    In addition to options, the Fund may use other derivatives, such as, among others, forward contracts, futures, options on futures and swaps. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying these derivatives.

Derivatives may be volatile and involve significant risk, such as, among other things, credit risk, currency risk, leverage risk and liquidity risk. They also involve the risk of mispricing or improper valuation and correlation risk (i.e., the risk that changes in the value of the derivative may not correlate perfectly, or to any degree, with the underlying asset, interest rate or index). Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, indices, currency rates or interest rates are changing in unexpected ways. The Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts.

Changes in the value of derivative contracts may not match or offset fully changes in the values of the underlying portfolio securities or indices. The Fund’s investments in derivatives could result in the Fund losing more than the principal amount invested. The use of derivatives also may increase the amount of taxes payable by stockholders. Also, suitable derivative transactions may not be available in all circumstances. In addition, derivatives can make the Fund less liquid and harder to value, especially in declining markets.

Counterparties.    If the Fund enters into certain derivative transactions or other investments in which the Fund is owed any amounts by the counterparty, the Fund will be exposed to the risk that counterparties to these derivatives and other investments, for whatever reason, will become bankrupt or otherwise fail to honor their obligations. Under such circumstances, the Fund may obtain only a limited recovery or may obtain no recovery. The Fund will attempt to minimize such risk by entering into transactions with counterparties that are rated A2 or better by Moody’s Investors Service, Inc. or A or better by Standard & Poor’s® (or counterparties whose obligations are guaranteed by other persons meeting such ratings), or those counterparties determined by the Advisers to be of comparable credit quality. A description of ratings criteria is set out in Appendix A.

Other Risks

Trading Suspension Risk.    Major exchanges on which options and futures are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various periods of time. If the price of an option or futures contract increases or decreases more than the established limit, trading in the contract may be suspended for set periods of time. If trading is suspended, the Fund may be unable to purchase or sell options or futures contracts at times that may be desirable or advantageous for the Fund to do so. Trading suspensions may limit the Fund’s ability to achieve its investment objective. The Fund also may be required, in these instances, to “fair-value” any options and futures contracts that it currently owns.

Liquidity/Listing of Fund’s Shares.    Although the Fund has obtained authorization to list its shares, subject to notice of issuance, on the New York Stock Exchange (“NYSE”), there is currently no public market for the Fund’s shares and there can be no assurance that an active public market will develop or be sustained after completion of this offering. There also is no assurance that the Fund will be able to maintain the listing of its shares on the NYSE.

Investments in Other Investment Companies.    The Fund may invest in securities of other investment companies, such as, among others, exchange-traded funds, subject to limitations imposed by the Investment Company Act. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies’ portfolio securities or net asset values. The Fund would continue, at the same time, to pay its own management fees and expenses with respect to all its investments, including shares of other investment companies. The Fund may invest in the shares of other investment companies when the Fund believes the potential benefits of the investment outweigh the payment of any management fees and expenses and, when applicable, premiums or sales loads.

Illiquid Securities.    The term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, purchased over-the-counter options, swap agreements, futures and forward contracts, and repurchase agreements maturing in more than seven days and restricted securities other than those which the Fund determines are liquid pursuant to guidelines established by the Fund’s Board of Directors. The assets used to “cover” over-the-counter derivative instruments written by the Fund will be considered illiquid unless the over-the-counter derivative instruments are sold to qualified dealers who agree that the Fund may repurchase them at a maximum price to be calculated by a formula set forth in these over-the-counter option’s agreements. The “cover” for an over-the-counter derivative instrument written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the derivative instruments. The Fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations or for other fund management purposes. The lack of a liquid secondary market for illiquid securities may make it more difficult for the Fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

Restricted securities are not registered under the Securities Act, and may be sold only in privately negotiated or other exempted transactions or after a Securities Act registration statement has become effective. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

The Fund’s Board of Directors has delegated the function of making day-to-day determinations of liquidity to the Advisers pursuant to guidelines approved by the Board. The Advisers take into account a number of factors in reaching liquidity decisions, including: (a) the frequency of trades for the security, (b) the number of dealers that make quotes for the security, (c) the number of dealers that have undertaken to make a market in the security, (d) the number of other potential purchasers and (e) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). The Advisers monitor the liquidity of restricted securities in the Fund’s portfolio and reports periodically on such decisions to the Board.

When-Issued and Delayed Delivery Securities.    The Fund may purchase securities on a when-issued basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to or by the Fund later than a normal settlement date for such securities at a stated price and yield. The Fund generally would not pay for such securities or start earning interest on them until they are received. When the Fund undertakes a when-issued or delayed delivery obligation, however, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by the Fund on a when-issued or delayed delivery basis may result in the Fund’s incurring a loss or missing an opportunity to make an alternative investment. The Fund’s when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile.

A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the Fund’s net asset value. The Fund may sell the right to acquire the security prior to delivery if the Advisers deem it advantageous to do so, which may result in a gain or loss to the Fund.

Lending of Portfolio Securities.    The Fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that the Advisers deem qualified. Lending securities enables the Fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of the Fund’s portfolio securities must maintain acceptable collateral with the Fund’s custodian or other acceptable party in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. Government securities and irrevocable letters of credit that meet certain guidelines established by the Advisers. The Fund may reinvest cash collateral in money market instruments or other cash and cash-equivalents, including other investment companies that invest in these types of securities. The Fund also may reinvest cash collateral in private investment vehicles similar to money market funds. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Advisers will consider, and during the period of the loan, will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any of its loans at any time. The Fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The Fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered by the Advisers to be in the Fund’s interest.

Borrowing Risk.    The Fund may borrow money from banks, through reverse repurchase agreements or as otherwise permitted by law for certain temporary or emergency purposes, but not in excess of 33 1/3% of the Fund’s total assets. The costs associated with such borrowings may reduce the Fund’s returns.

Repurchase Agreements.    Repurchase agreements are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “triparty” custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. The obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. Government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The Fund intends to enter into repurchase agreements in transactions with only counterparties believed by the Advisers to present minimum credit risks.

Reverse Repurchase Agreements.    Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the Fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Short-Term Investments.    The Fund may, from time to time, manage its cash (for purposes such as paying fees and expenses) by investing all or a part of its assets in short-term, high quality fixed-income securities and money market instruments, or in cash and cash equivalents. These types of investments typically have a lower yield than other longer term investments and lack the capital appreciation potential of equity securities. In addition, while these investments are generally designed to limit the Fund’s losses, they can prevent the Fund from achieving its investment objective.

Segregated Accounts.    When the Fund enters into certain transactions that involve obligations to make future payments to third parties that are not otherwise covered, including the purchase of securities on when-issued or delayed delivery basis, forward contracts or reverse repurchase agreements, it will segregate cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the commitment.

Market Disruption Risk.    The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. These terrorist attacks, and the continued threat of these attacks and related events, including U.S. military actions in Iraq and continued unrest in the Middle East, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar disruptions of the financial markets could adversely affect the market prices of the Fund’s portfolio securities, interest rates, secondary trading, ratings, credit risk, inflation and other factors that impact the Fund’s shares.

General Economic and Market Conditions.    The success of the Fund’s activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of security prices and liquidity of the Fund’s investments. Unexpected volatility or liquidity could impair the Fund’s profitability or result in its suffering losses.

Power to Classify and Issue Additional Stock.    The Fund’s charter authorizes the Fund to issue additional shares of common stock. The Board of Directors also may classify or reclassify any unissued shares of common stock, and may set the preferences, rights and other terms of the classified or reclassified shares. The Board may, without any action by its stockholders, amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authority to issue. See “Description of Securities” on page 46 of this prospectus.

Anti-Takeover Provisions.    The Fund’s charter and Bylaws contain other provisions that may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the stockholders. See “Description of Securities” on page 46 of this prospectus and the Fund’s charter and Bylaws.

*        *        *

The above discussion of the various risks associated with the Fund and its securities is not, and is not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as market, economic, political, tax and other factors change or evolve over time, an investment in the Fund may be subject to risk factors not foreseeable at this time or able to be described in this prospectus at this time.

LISTING OF SHARES

The Fund has obtained authorization to list its shares, subject to notice of issuance, on the NYSE under the ticker symbol “DPD” and will be required to meet the NYSE’s initial and continued listing requirements.

INVESTMENT RESTRICTIONS

The Fund’s investment objective as well as the following investment restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares of common stock (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares of common stock represented at a meeting at which more than 50% of the outstanding shares of common stock are represented or (ii) more than 50% of the outstanding shares). Under its fundamental investment restrictions, the Fund may not:

1.	Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

2.	Make investments for the purpose of exercising control or management.

3.	Purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may invest in securities or other investments directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

4.	Issue senior securities or borrow money except as permitted by Section 18 of the Investment Company Act or otherwise as permitted by applicable law.

5.	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.

6.	Make loans to other persons, except (i) the Fund will not be deemed to be making a loan to the extent that the Fund purchases bonds, debentures or other corporate debt securities, preferred securities, commercial paper, pass through instruments, bank loan participation interests, corporate loans, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments and (ii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with the guidelines set out in this prospectus.

7.	Invest more than 25% of its total assets in the securities of issuers in any one industry; provided that because the Fund takes a passive investment approach with respect to its principal strategy pursuant to which it invests, under normal circumstances, substantially all of its net assets (including the proceeds of any borrowings for investment purposes) in the 30 stocks included in the DJIASM or other securities or financial instruments correlated with the DJIASM, to the extent that two or more of the Stocks (collectively comprising 25% or more of the Fund’s total assets) are in the same industry, the Fund will invest more than 25% of its assets in the securities of issuers in that industry.

For purposes of the industry concentration policy referred to in investment restriction number 7 above, the term “industry” refers to the 62 separate industries that comprise the 10 S&P 500 economic sectors included in Standard & Poor’s Global Industry Classification Standard.

Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors without stockholder approval, provide that the Fund may not:

1.	Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law.

2.	Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (4) above or except as may be necessary in connection with the transactions, including without limitation the Options, described under “Investment Strategy” on page 12 of this prospectus.

3.	Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with options, forward contracts, financial futures contracts and options thereon is not considered the purchase of a security on margin).

If a percentage restriction on investment policies or the investment or use of assets set out above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation. The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the Investment Company Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

The Adviser and MLPFS are owned and controlled by Merrill Lynch. Because of the affiliation of Merrill Lynch with the Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the Investment Company Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. See “Portfolio Transactions” on page 41 of this prospectus for more information.

DIRECTORS AND OFFICERS

The Directors of the Fund currently consist of five individuals, four of whom are not “interested persons” of the Fund as defined in the Investment Company Act (the “non-interested Directors”). The fifth individual is an “interested person” of the Fund because of his affiliation with the Adviser. The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act and applicable Maryland law.

Audit Committee

Each non-interested Director is a member of the Fund’s Audit Committee (the “Committee”). The principal responsibilities of the Committee are the appointment, compensation and oversight of the Fund’s independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants. The Committee’s responsibilities include, without limitation, to (i) review with the independent accountants the arrangements for and scope of annual and special audits and any other services provided by the independent accountants to the Fund; (ii) discuss with the independent accountants certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent accountants or any other results of any audit; (iii) ensure that the independent accountants submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent accountants and recommend that the Board of Directors take appropriate action in response thereto to satisfy itself of the independent accountants’ independence; and (iv) consider the comments of the independent accountants with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls and Fund management’s responses thereto. The Board of Directors of the Fund has adopted a written charter for the Committee. The Committee has retained independent legal counsel to assist it in connection with its duties. Since the Fund has been incorporated, the Committee has held two meetings.

Nominating and Corporate Governance Committee

Each non-interested Director is a member of the Board’s Nominating and Corporate Governance Committee. The principal responsibilities of the Nominating and Corporate Governance Committee are (i) to identify individuals qualified to serve as non-interested Directors of the Fund; (ii) to recommend its nominees for consideration by the full Board; (iii) to evaluate annually the qualification of current Directors (both interested and non-interested Directors) who are eligible for re-election to the Board of Directors; (iv) to develop and recommend to the full Board a set of corporate governance principles for the Fund; and (v) to conduct, for the full Board’s review, an annual evaluation of the performance of the Board and each committee, including consideration of the effectiveness of the committee structure of the Board and the number of funds on whose boards each Director serves. While the Nominating and Corporate Governance Committee is solely responsible for the selection and nomination of the Fund’s non-interested Directors, the Nominating and Corporate Governance Committee may consider nominations for the office of Director made by Fund stockholders or by Fund management, as it deems appropriate. Fund stockholders who wish to recommend a nominee should send to the Secretary of the Fund a nomination submission that includes all information relating to the recommended nominee that is required to be disclosed in a solicitation or proxy statement for the election of Directors and that sets out the qualifications of the proposed nominee. Nomination submissions must be accompanied by a written consent of the recommended nominee to stand for election if nominated by the Board and to serve if elected by stockholders. Since the Fund has been incorporated, the Nominating and Corporate Governance Committee has held one meeting.

Biographical Information

Certain biographical and other information relating to the non-interested Directors of the Fund are set out below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Adviser and its affiliates, including Fund Asset Management L.P. (“FAM”) and Merrill Lynch Investment Managers, L.P. (“MLIM”) (collectively, “IQ-Affiliate Advised Funds”), and other public directorships.

Biographical Information of the Non-Interested Directors of the Fund

Name, Address(1) and Age of Director	Position(s)(2) Held with the Fund	Term of Office(3) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of IQ-Affiliate Advised Funds and Portfolios Overseen	Public Directorships
Alan R. Batkin (60)	Director & Chairman of the Board	Since January 2005	Vice-Chairman, Kissinger Associates, Inc., a consulting firm (1990 to present).	4	Hasbro, Inc.; Overseas Shipholding Group, Inc.; Cantel Medical Corp.; and Diamond Offshore Drilling, Inc.

Paul Glasserman (42)	Director & Chairman of Audit Committee	Since January 2005	Professor, Columbia University Business School, (1991 to present); Senior Vice Dean since July 2004.	4	None

Steven W. Kohlhagen(57)	Director	Since January 2005	Retired since August 2002; Managing Director, Wachovia National Bank and its predecessors (1992-2002).	4	None

William J. Rainer (58)	Director & Chairman of Nominating and Corporate Governance Committee	Since January 2005	Chairman and Chief Executive Officer, OneChicago, LLC, a designated contract market (2001 to November 2004); Chairman, U.S. Commodity Futures Trading Commission, (1999-2001).	4	None

(1)	The address of each Director is P.O. Box 9095, Princeton, New Jersey 08543-9095.
(2)	Each of the non-interested Directors is a member of the Audit Committee and the Nominating and Corporate Governance Committee.
(3)	Each Director will serve until the next annual meeting and until his successor is elected and qualifies, or until the earlier of his death, resignation or removal as provided in the Fund’s Bylaws, charter or by statute.

Certain biographical and other information relating to the individual who is a Director and an “interested person” of the Fund as defined in the Investment Company Act (the “interested Director”) is set out below, including his age, principal occupation for at least the last five years, the length of time served, the total number of portfolios overseen in IQ-Affiliate Advised Funds and public directorships held.

Biographical Information of the Interested Director(1) of the Fund

Name, Address(2) and Age of Director	Position(s) Held with the Fund	Term of Office(3) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of IQ-Affiliate Advised Funds and Portfolios Overseen	Public Directorships
Andrew J. Donohue (54)	Director and Chief Legal Officer	Since January 2005	IQ Investment Advisors LLC, Chief Legal Officer since 2004; Global General Counsel, FAM and MLIM, since March 2003; prior to 2003, General Counsel, OppenheimerFunds, Inc.	5	None

(1)	Mr. Donohue is an interested Director because of his position as an employee of the Adviser and its affiliates.
(2)	The address for Mr. Donohue is P.O. Box 9095, Princeton, New Jersey 08543-9095.
(3)	Mr. Donohue serves until the next annual meeting and until his successor is elected and qualifies, or until the earlier of his death, resignation or removal as provided in the Fund’s Bylaws, charter or by statute.

Biographical Information of the Executive Officers of the Fund

Name, Address(1) and Age	Position(s) Held with the Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years
Mitchell M. Cox (39)	President	Since January 2005	IQ Investment Advisors, LLC, President since April 2004; MLPFS, First Vice President, Head of Global Private Client Investment Origination since 2003; MLPFS, First Vice President, Head of Structured Products Origination and Sales (2001-2003); MLPFS, Director, Head of Structured Products Origination (1997-2001).

Christopher Yeagley (29)	Vice President	Since January 2005	IQ Investment Advisors, LLC, Vice President since December 2004; MLPFS, Director (2005) and Vice President (2003-2004), Global Private Client Fund Origination; Vice President, Equity and Alternative-Linked Origination (2001-2003); MLPFS, Assistant Vice President, Structured Product Sales (1999-2001) and MLPFS, Analyst, U.S. Private Client Advisory Division (1997-1999).

Donald C. Burke (43)	Vice President, Treasurer and Secretary	Since January 2005	IQ Investment Advisors LLC, Treasurer and Secretary since December 2004; First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999 and Director since 2004; Vice President of FAMD since 1999; Vice President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001.

Andrew J. Donohue (54)	Chief Legal Officer	Since January 2005	IQ Investment Advisors LLC, Chief Legal Officer since December 2004; Global General Counsel FAM and MLIM, since March 2003; prior to 2003, General Counsel, OppenheimerFunds, Inc.

Jeffrey Hiller (53)	Chief Compliance Officer	Since January 2005	IQ Investment Advisors LLC, Chief Compliance Officer since 2004; Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief Compliance Officer MLIM (Americas) since 2004; Global Director of Compliance at Morgan Stanley Investment Management from 2002 to 2004; Managing Director and Global Director of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the Securities and Exchange Commission Division of Enforcement in Washington, DC from 1990 to 1995.

Jay M. Fife (35)	Vice President	Since 2005	MLIM, Director since 2000; MLPFS, Director (2000) and Vice President (1997-2000).

Colleen R. Rusch (37)	Vice President	Since 2005	MLIM, Director since January 2005; Vice President of MLIM (1998-2004).

(1)	The address of each executive officer is P.O. Box 9011, Princeton, New Jersey 08543-9011.
(2)	Each officer is elected by and serves at the pleasure of the Board of Directors of the Fund.

Stock Ownership

Information relating to each Director’s share ownership in the Fund and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Director (“Supervised Merrill Lynch Funds”) as of December 31, 2004 is set out in the chart below.

Name	Aggregate Dollar Range of Equity in the Fund	Aggregate Dollar Range of Securities in Supervised Merrill Lynch Funds
Interested Director:
Andrew J. Donohue	None	None

Non-Interested Directors:
Alan R. Batkin	None	None
Paul Glasserman	None	None
Steven W. Kohlhagen	None	None
William J. Rainer	None	None

As of the date of this prospectus, none of the Directors and officers of the Fund owned any outstanding shares of the Fund. As of the date of this prospectus, none of the non-interested Directors of the Fund or their immediate family members owned beneficially or of record any securities in Merrill Lynch.

Compensation of Directors

The following table sets forth the estimated compensation to be paid by the Fund to the non-interested Directors projected through the end of the Fund’s first full fiscal year and the aggregate compensation paid to them from all the registered IQ-Affiliate Advised Funds for the calendar year ended December 31, 2004.

Name	Estimated Aggregate compensation from the Fund	Pension or retirement benefits accrued as part of Fund expenses(1)	Total compensation from the Fund and Fund Complex(2) paid to each non-interested Director
Alan R. Batkin(3)	$17,250	None	$30,417
Paul Glasserman	$15,000	None	$30,417
Steven W. Kohlhagen	$15,000	None	$0
William J. Rainer	$15,000	None	$30,417

(1)	The Fund does not have a bonus, profit sharing or retirement plan, and Directors do not receive any pension or retirement benefits.
(2)	Each non-interested Director currently serves as a director for four funds (including the Fund) in the IQ Investment Advisors fund complex. Mr. Donohue currently serves as a director of one fund advised by affiliates of the Adviser in addition to serving as a director of four funds (including the Fund) in the IQ Investment Advisors fund complex.
(3)	Chairman of the Board of Directors.

INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS

The Adviser

IQ Investment Advisors LLC, the Fund’s investment adviser, which is owned and controlled by Merrill Lynch, a financial services holding company, provides the Fund with investment advisory, management and administrative services. The Adviser is a recently formed entity that is a limited liability company organized under the laws of the State of Delaware. The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (the “CEA”) and, as a result, is not subject to registration or regulation as a CPO under the CEA. The Adviser has a limited operating history and as of April 15, 2005 had approximately $567 million in assets under management. However, affiliates of the Adviser, including MLIM, as of December 2004, had a total of approximately $496 billion in investment company and other portfolio assets under management. The principal business address of the Adviser is 4 World Financial Center, 5th Floor, New York, NY 10080.

The Adviser takes a non-traditional approach to asset management by seeking to identify specific economic or strategic investment themes that may fill particular investor needs. The Adviser defines a disciplined portfolio management strategy based on each theme and seeks to provide the strategy to investors in what it believes to be a scalable and cost-effective manner. In many cases, the Adviser may collaborate in connection with its proprietary products with an asset manager who has a high degree of expertise in the specific investment theme, and may retain the manager to act as sub-adviser with respect to portfolio implementation.

The management agreement between the Fund and the Adviser through which the Adviser provides investment advisory, management and administrative services to the Fund (the “Management Agreement”) provides that, subject to the supervision of the Fund’s Board of Directors, the Adviser is responsible for management and oversight of the Fund’s portfolio. The Adviser has designed the investment strategy for the Fund and provides certain oversight responsibility for the implementation of the strategy by the Subadviser. The Adviser also provides certain investment advisory, management and administrative services for the Fund.

Management Agreement

The Management Agreement obligates the Adviser to provide investment advisory, management and administrative services to the Fund. For its services, the Fund pays the Adviser a monthly fee at the annual rate of 0.90% of an aggregate of the Fund’s average daily net assets plus any borrowings (the “Management Fee”). For purposes of this calculation, average daily net assets are determined at the end of each month on the basis of the average net assets of the Fund for each day during the month.

Unless earlier terminated as described below, the Management Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the stockholders of the Fund.

In connection with the Board of Directors’ consideration of the Management Agreement, the Board considered the services to be rendered by the Adviser and the Subadviser to the Fund. The Board compared the Fund’s fee rate for advisory and administrative services and projected expense ratios for the first year of operations to funds believed to comprise an appropriate peer group and reviewed information derived from a number of sources and covering a range of issues. The category and composition of the comparative peer group of funds was determined by Lipper Inc., an independent third party service provider.

The Board considered the compensation to be paid to the Adviser and the services to be provided under the Management Agreement. The Board considered the personnel who will provide these services, which includes a team of individuals collectively having several years’ experience in developing derivative backed quantitative or index based debt instruments for retail investors with strategies similar to those that the Adviser provides to the funds it manages. In considering the services to be provided by the Adviser, the Board noted the extensive administrative, oversight and compliance infrastructure currently in place for the Adviser and its affiliates. The Directors reviewed the investment advisory services to be provided to the Fund, and considered the fact the Adviser and its affiliates would provide administrative and other services, including oversight of Fund accounting, assistance in meeting legal and regulatory requirements and certain other services necessary for the operation of the Fund. The Board noted that the Adviser and its affiliates provide compliance and administrative services to numerous other funds advised by the Adviser’s affiliates, as well as to a number of third party fund groups. The Board also reviewed the supervisory activities of the Adviser in connection with monitoring compliance by the Subadviser with the Fund’s investment policies and restrictions. In addition, the Board took into account the performance of the Adviser to date in connection with the other funds in the IQ Investment Advisors LLC fund complex. In view of these facts, the Board concluded that the Adviser’s existing administrative and compliance infrastructure and the services to be provided by the Adviser were of a high quality that would benefit the Fund.

In considering the compensation to be paid to the Adviser, the Board of Directors noted that the Fund was originally formed to pursue an investment strategy similar to another fund advised by the Adviser and that the Adviser subsequently had presented the current strategy as the proposed strategy for the Fund. The Board reviewed with representatives of the Adviser and the Subadviser, including one of the portfolio managers, the complexity of the Fund’s revised investment strategy and the basis for the proposed fee rate. The Board of Directors received and reviewed fee comparison data from Lipper Inc. taking into account the Fund’s revised strategy and an updated due diligence report regarding the Subadviser. The Board of Directors placed significant emphasis on the Fund’s fee rate for advisory and administrative services and expense ratios projected for the first year of operations as compared to those of other closed-end non-leveraged core funds, growth funds and value funds, as provided by Lipper Inc. In particular, the Board noted that at the estimated asset level, the Fund would have a contractual advisory fee rate below the median of its peer group and that the Fund also is expected to have an expense ratio below the median. The Board also took into account the contractual fee rate of the other clients advised by the Adviser, and noted that the Adviser currently advises only clients that are registered investment companies.

The Board of Directors next discussed potential economies of scale. The Board of Directors considered whether the Fund would be able to participate in any economies of scale that the Adviser may experience in the event that the Fund attracts a large amount of assets. The Directors noted the uncertainty of the estimated asset levels, discussed the renewal requirements for advisory agreements, and determined that they would revisit this issue from time to time. The Board of Directors also considered potential benefits to the Adviser and its affiliates from acting as investment adviser to the Fund and concluded that these potential benefits, which were not readily quantifiable, appeared typical of the types of benefits potentially inuring to an adviser affiliated with a large financial services firm offering innovative investment products.

In reviewing the Management Agreement, the Board of Directors also considered the innovative nature of the investment product and the creativity of the Adviser in developing the Fund’s investment program. The Board of Directors noted that in connection with the Fund’s strategies, the Adviser had designed the structure of the Fund and proposed the Subadviser to implement the strategies. The Board discussed the experience, resources and strengths of the Adviser and its affiliates in managing investment companies and in designing innovative investment products and strategies. The Board concluded that the experience and resources of the Adviser and its affiliates were well suited to implementing the Fund’s investment strategy.

The Board of Directors also considered the entrepreneurial risk undertaken by the Adviser in creating the Fund. The Board reviewed and considered statements from representatives of the Fund’s Adviser as to the anticipated costs to the Adviser and its affiliates in managing the Fund and its anticipated initial financial loss from these activities. The Board concluded that the Adviser’s potential profitability was consistent with the risks assumed by, and the anticipated costs to, the Adviser.

In addition to the Lipper Inc. materials provided to the Board, the Board reviewed other materials supplied by counsel and the Adviser during its consideration of the Management Agreement. The non-interested Directors of the Fund also discussed with their independent legal counsel, the standards that applied to their consideration of the Management Agreement and held discussions outside the presence of Fund management. Based on the foregoing and such other matters as were deemed relevant, the Board of Directors, including all of the non-interested Directors, concluded that the Management Fee rate for the Fund was reasonable in relation to the services to be rendered.

The Subadviser

The Adviser has entered into a subadvisory agreement (the “Subadvisory Agreement”) with Nuveen Asset Management (the “Subadviser”), pursuant to which the Adviser has delegated certain of its investment advisory responsibilities to the Subadviser. The Subadviser will be responsible for implementing the Fund’s investment strategy. The Subadviser, a corporation organized under the laws of the State of Delaware, is registered as an investment adviser with the SEC under the Advisers Act. The Subadviser is a wholly owned subsidiary of Nuveen Investments, Inc. Founded in 1898, Nuveen Investments, Inc. and its affiliates had $115 billion of assets under management as of December 31, 2004. Nuveen Investments, Inc. is a publicly-traded company and currently a controlled subsidiary of The St. Paul Travelers Companies, Inc. (“St. Paul Travelers”), a publicly-traded company that is principally engaged in providing property-liability insurance through subsidiaries. The Subadviser’s principal business office is located at 333 West Wacker Drive, Chicago, IL 60606.

On March 25, 2005, Nuveen Investments, Inc., the parent company of the Subadviser, and St. Paul Travelers, the majority owner of Nuveen Investments, Inc. at that time, announced that St. Paul Travelers is implementing a three-part program to sell its equity interest in Nuveen Investments, Inc. As of April 12, 2005, St. Paul Travelers had sold approximately 39 million shares of Nuveen Investments, Inc. through an underwritten secondary public offering. In addition, Nuveen Investments, Inc. has entered into an agreement with St. Paul Travelers to repurchase approximately 18 million of its shares (at the price of the secondary offering, net of underwriters’ discount) from St. Paul Travelers. Approximately six million of these shares were repurchased by Nuveen as of April 12, 2005. St. Paul Travelers also has entered into forward sale agreements with affiliates of Merrill Lynch and Morgan Stanley with respect to its remaining equity interest in Nuveen Investments, Inc. It is anticipated that the forward sale agreements will not be settled until late July 2005, at the earliest. The objective of the transactions is for St. Paul Travelers to sell its entire interest in Nuveen Investments, Inc., resulting in Nuveen Investments, Inc. becoming a fully independent, publicly traded company. The completion of the three-part program could be deemed to be an “assignment” (as defined in the Investment Company Act) of the Subadvisory Agreement between the Adviser and the Subadviser, which would result in the automatic termination of such agreement. The Board of Directors of the Fund and MLIM (in its capacity as the Fund’s sole initial stockholder) have considered and approved a new ongoing subadvisory agreement with the Subadviser. This agreement is substantially the same as the current Subadvisory Agreement and will become effective automatically upon St. Paul Travelers relinquishing control of Nuveen Investments, Inc. There can be no assurance that the transactions described above will be completed as contemplated.

The Portfolio Manager

Unless otherwise indicated, the information below is provided as of the date of this prospectus.

The following individual at the Subadviser has primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Name	Term of Position Held	Recent Professional Experience
Rob A. Guttschow, CFA	Portfolio Manager since 2005

Mr. Guttschow is Vice President and Derivatives Overlay Manager of Nuveen Asset Management (“NAM”). He is responsible for developing and implementing derivatives-based hedging strategies for NAM. Mr. Guttschow joined NAM in May 2004.

Mr. Guttschow was a Managing Director and Senior Portfolio Manager at Lotsoff Capital Management (“LCM”) from 1993 until 2004. While at LCM, Mr. Guttschow managed a variety of taxable fixed income portfolios and enhanced equity index products totaling $1.5 billion. Mr. Guttschow is a Chartered Financial Analyst (“CFA”) and a member of the Association for Investment Management Research. He has served as a member of the TRIAD group for the Investment Analyst Society of Chicago. Education: University of Illinois at Urbana/Champaign, B.S., M.B.A., CFA.

Other Accounts Managed.    Mr. Guttschow is primarily responsible for the day-to-day portfolio management of the Fund and of the following accounts:

Type of Account	Number of Accounts	Account Assets
Other registered investment companies	1	$135,530,618*
Other pooled investment vehicles	0	$0
Other accounts	0	$0

* As of April 15, 2005.

The account listed above does not pay an advisory fee that is based on the performance of the account.

Compensation. Mr. Guttschow’s compensation consists of three basic elements—base salary, cash bonus and long-term incentive compensation. The Subadviser’s compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining Mr. Guttschow’s total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by Mr. Guttschow’s investment team, the investment performance of the accounts managed by Mr. Guttschow, and the overall performance of Nuveen Investments, Inc. (the parent company of the Subadviser). Although investment performance is a factor in determining Mr. Guttschow’s compensation, it is not necessarily a decisive factor. Additionally, although the Subadviser will use a proprietary benchmark consisting of a composite of the performance of the DJIASM and a series of hypothetical call options written on the DIAMONDS Trust (a passively managed investment trust that seeks investment results that generally correspond to the price and yield performance of the DJIASM) to evaluate Mr. Guttschow’s performance, it is only one factor used in deciding upon his compensation.

Base salary. Mr. Guttschow is paid a base salary that is set at a level determined by the Subadviser in accordance with its overall compensation strategy discussed above. The Subadviser is not under any current contractual obligation to increase Mr. Guttschow’s base salary.

Cash bonus. Mr. Guttschow is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by Mr. Guttschow’s supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the Subadviser’s investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the Subadviser’s investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. Mr. Guttschow is eligible to receive bonus compensation in the form of equity-based awards issued in securities issued by Nuveen Investments, Inc. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in his long-term potential with the firm.

Material Conflicts of Interest. Mr. Guttschow’s simultaneous management of the Fund and the other registered investment company noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Fund and the other account. The Subadviser, however, believes that such potential conflicts are mitigated by the fact that this Fund and the one other fund currently managed by Mr. Guttschow are not actively managed with respect to the equity securities chosen for each fund’s portfolio and will generally change their core equity portfolio holdings at different times.

The Subadviser has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, the Subadviser has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities.    As of the date of this prospectus, Mr. Guttschow does not beneficially own any stock issued by the Fund.

Subadvisory Agreement

The Adviser has entered into a Subadvisory Agreement with the Subadviser, pursuant to which the Adviser has delegated certain of its investment advisory responsibilities to the Subadviser. For its services, the Adviser pays the Subadviser a monthly fee at the annual rate of 0.39% of an aggregate of the Fund’s average daily net assets plus any borrowings. For purposes of this calculation, average daily net assets are determined at the end of each month on the basis of the average net assets of the Fund for each day during the month.

Unless earlier terminated as described below, the Subadvisory Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the stockholders of the Fund. The Subadvisory Agreement terminates automatically if the Management Agreement terminates.

As discussed under “The Subadviser” above, St. Paul Travelers has entered into certain arrangements with respect to its ownership of shares of Nuveen Investments, Inc., which, when consummated, will result in a change of control of Nuveen Investments, Inc. and an “assignment” of the Subadvisory Agreement. In anticipation of the consummation of this transaction, the Board of Directors of the Fund, including the non-interested Directors, approved a new Subadvisory Agreement with the Subadviser, to take effect upon consummation of the change of control transaction. The new Subadvisory Agreement is identical to the original Subadvisory Agreement other than with respect to its effective date.

In connection with the Board of Directors’ original consideration of the Subadvisory Agreement, the Board considered the services to be rendered by the Adviser and the Subadviser to the Fund and the allocation of the Management Fee between the Adviser and Subadviser in relation to these services. In considering the compensation to be paid to the Subadviser, the Board of Directors noted that the Fund was originally formed to pursue an investment strategy similar to another fund advised by the Adviser and that the Adviser subsequently had presented the current strategy as the proposed strategy for the Fund. The Board reviewed with representatives of the Adviser and the Subadviser, including one of the portfolio managers, the complexity of the Fund’s revised investment strategy and the basis for the proposed fee rate. The Board of Directors received and reviewed fee comparison data from Lipper Inc. (which included information regarding the fees paid by certain investment advisers to subadvisers of peer funds) taking into account the Fund’s revised strategy and an updated due diligence report regarding the Subadviser. Taking into account the totality of the information and materials provided to the Board, including, among other things, the fact that the subadvisory fee was negotiated with the Adviser on an arm’s length basis, the Board concluded that the subadvisory fee for the Fund was reasonable for the services being rendered.

In reviewing the Subadvisory Agreement, the Board of Directors focused on the experience of the Subadviser in managing registered funds. The Board considered the reputation and investment experience of the Subadviser and its investment professionals who would serve as portfolio manager. The Board discussed the experience, resources and strengths of the Subadviser in managing or sponsoring investment companies, noting that the Subadviser currently manages or sponsors numerous mutual funds and has assets under management of approximately $115 billion. The Board met with a member of the portfolio management team and discussed with him the implementation of the Fund’s investment strategy. Drawing on their collective experience with financial and derivative products, the members of the Board asked detailed questions of, and received answers from, the manager regarding his experience in using the strategies to be used for the Fund’s portfolio, the structuring of financial instruments in the portfolio and the experience of the advisory team that would implement the Fund’s investment strategies. The Board took into account its favorable experience with the Subadviser and its portfolio manager in connection with another closed-end fund subadvised by the Subadviser for which the directors serve on the board. Based on these factors, the Board determined that the Subadviser’s experience in advising other mutual funds would contribute to the successful operation of the Fund.

The Board of Directors also considered the Subadviser’s compliance history and compliance procedures. The Board discussed the due diligence performed by officers of the Adviser regarding the Subadviser, including the Subadviser’s completion of a detailed questionnaire, submission to on-site visits by the officers of the Adviser and the review of the Subadviser’s compliance procedures by such officers. The Board also took into account the fact that the Subadviser serves as a subadviser for a currently operating fund advised by the Adviser, and discussed the limited performance and compliance history of that fund. The Board also considered the Subadviser’s procedures to address any potential conflicts of interest that might arise between the Fund and other investment vehicles or accounts advised by the Subadviser that follow investment strategies similar to that of the Fund. Based on these discussions and the materials presented, the Board was of the view that the Subadviser had evidenced a commitment to maintaining a culture of compliance.

The Board of Directors also considered whether the Fund would be able to participate in any economies of scale that the Subadviser may experience in the event that the Fund attracts a large amount of assets. On this point, the Directors noted the uncertainty of the estimated asset levels, discussed the renewal requirements for investment advisory agreements, and determined that they would revisit this issue from time to time.

The Board reviewed materials supplied by counsel, the Adviser and the Subadviser during its consideration of the Subadvisory Agreement. The non-interested Directors also discussed with their independent legal counsel the standards that applied to their consideration of the Subadvisory Agreement and held discussions outside the presence of Fund management. Based on the foregoing and such other matters as were deemed relevant, the Directors, including all of the non-interested Directors, concluded that the subadvisory fee rate was reasonable in relation to the services to be rendered to the Fund.

The Board reconsidered the Subadvisory Agreement in light of the proposed change of control of the Subadviser and approved a new Subadvisory Agreement to take effect upon consummation of the change of control. In connection with the Board’s consideration of the new Subadvisory Agreement, the Board took into account all of the information previously received and considered in connection with the original approval of the Subadvisory Agreement. The Board also took into account a presentation by representatives of the Subadviser, who provided information about the transaction. The Board asked detailed questions of, and received answers from, representatives of the Subadviser regarding the proposed change in control. During this discussion, the representatives of the Subadviser said that they did not anticipate any diminution in the services to be provided to the Fund or change in the personnel of the Subadviser who would service the Fund resulting from the change in control, noting in particular that the investment and compliance personnel of the Subadviser were not expected to change. The Subadviser representatives reported to the Board that Nuveen Investments, Inc. had borrowed money to fund part of its repurchase of shares from St. Paul Travelers. The Board discussed with the Subadviser representatives Nuveen Investments, Inc.’s anticipated financial strength following the change in control. The Board took into account statements from the Subadviser representatives that the financial position of Nuveen Investments, Inc. would not be negatively impacted by the transactions. Based on their discussions with the Subadviser representatives, the Board concluded that the proposed change in control would not likely cause a change in the nature, extent and quality of services to be provided by the Subadviser under the new Subadvisory Agreement. The Board also reviewed, among other factors, the fee under the new Subadvisory Agreement (noting that it was the same fee as under the original Subadvisory Agreement) and the potential for the Fund to participate in any economies of scale. The non-interested Directors also reviewed with their independent legal counsel the standards that applied to their consideration of the new Subadvisory Agreement and held discussions outside the presence of Fund management. Based upon the materials provided to them, the representations of the Subadviser representatives and their initial deliberations concerning the original Subadvisory Agreement, and upon such other matters as were deemed relevant, the Directors, including all of the non-interested Directors, concluded that the subadvisory fee rate for the new Subadvisory Agreement was reasonable in relation to the services to be rendered to the Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Directors has delegated to the Subadviser authority to vote all proxies relating to the Fund’s portfolio securities pursuant to the Fund’s proxy voting policies and procedures, which are set out in Appendix B to this prospectus. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 of each year will be available starting August 31 of such year, without charge, upon request, by calling 1-877-449-4742 or through the SEC’s website at http://www.sec.gov. This reference to the website does not incorporate the contents of the website into this prospectus.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion of certain U.S. federal income tax consequences of the acquisition, ownership and disposition of shares of the Fund is based on the advice of Shearman & Sterling LLP, counsel to the Fund. This discussion is general in nature and does not address issues that may be relevant to a particular holder subject to special treatment under U.S. federal income tax laws (such as tax-exempt organizations, partnerships or pass-through entities, persons holding securities as part of a hedging, integrated, conversion or constructive sale transaction or a straddle, financial institutions, brokers, dealers in securities or currencies and traders that elect to mark-to-market their securities). No attempt is made to present a detailed explanation of all concerns affecting the Fund and its stockholders (including stockholders owning large positions in the Fund), and the discussion set forth herein does not constitute tax advice. In addition, this discussion does not consider the effect of any alternative minimum taxes or foreign, state, local or other tax laws, or any U.S. federal tax considerations (e.g., estate or gift tax), other than U.S. federal income tax considerations, that may be applicable to particular holders. Furthermore, this discussion assumes that holders will hold shares as “capital assets” (generally, property held for investment) within the meaning of section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”).

This discussion is based on the Code and applicable Treasury regulations, rulings, administrative pronouncements and judicial decisions thereunder as of the date hereof, all of which are subject to change or differing interpretations at any time with possible retroactive effect. There can be no assurance that the U.S. federal income tax consequences of the acquisition, ownership and disposition of shares described herein will be sustained if the relevant transactions are examined by the Internal Revenue Service (the “IRS”) or by a court if the IRS proposes to disallow such treatment. Prospective purchasers should consult their own tax advisors as to the tax consequences to them of acquiring, owning and disposing of shares in the Fund, including the tax consequences under state, local, foreign and other tax laws and the possible effects of changes in U.S. federal or other tax laws.

Fund Status.    The Fund intends to qualify as a “regulated investment company” (a “RIC”) under the U.S. federal income tax laws. If the Fund qualifies as a RIC and distributes all of its income at least annually, the Fund generally will not pay any U.S. federal income or excise taxes. To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must satisfy certain tests with respect to its gross income, the diversification of its holdings and its distributions. Qualification of the Fund as a RIC requires, among other things, that (1) at least 90% of the Fund’s annual gross income be derived from interest, dividends, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (2) the Fund diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the fair market value of its assets is represented by cash and cash items, U.S. Government securities, securities of other RICs and other stock or securities limited, in respect of any one issuer, to an amount not greater than 5% of the fair market value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other RICs) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses; and (3) the Fund distributes to its stockholders at least 90% of its investment company taxable income and short-term (but not long-term) capital gains and at least 90% of its net tax-exempt interest income, if any, in each year.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, as if the RIC’s taxable year ended on October 31, plus certain undistributed amounts from the preceding year. While the Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to achieve this objective. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

Distributions.    Fund distributions are generally taxable to stockholders. After the end of each year, a stockholder will receive a tax statement that separates the stockholder’s Fund distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions, which are paid by the Fund from its ordinary income and from any excess of net short-term capital gains over net long-term capital losses, to the extent of the Fund’s current and accumulated earnings and profits, are generally taxed at the stockholder’s ordinary income tax rate, but, as further discussed below under “Taxation of Capital Gains and Losses and Certain Ordinary Income Dividends,” under the “Jobs and Growth Tax Relief Reconciliation Act of 2003” (the “Tax Act”), certain ordinary income distributions designated by and received from the Fund may be taxed at tax rates equal to those applicable to net capital gains. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) are capital gains dividends. Generally, a stockholder will treat all capital gains dividends as long-term capital gains regardless of how long the stockholder has owned the shares. To determine the actual tax liability for capital gains dividends, a stockholder must calculate the total net capital gain or loss for the tax year after considering all of the stockholder’s other taxable transactions, as described below.

Distributions in excess of the Fund’s current and accumulated earnings and profits will represent a return of capital for tax purposes to the extent of the stockholder’s basis in the shares and thus will generally not be taxable to the stockholder. Distributions in excess of the stockholder’s basis in the shares will be treated as capital gain. The tax status of such distributions received by a stockholder from the Fund is not affected by whether the stockholder reinvests such distributions in additional shares or receives them in cash. See “Automatic Dividend Reinvestment Plan” on page 36 of this prospectus. If the Fund pays a stockholder a dividend in January that was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by the stockholder on December 31 of the year in which the dividend was declared.

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Fund because the dividends received deduction is generally not available to corporations for distributions from RICs.

Sale or Exchange of Fund Shares.    If a stockholder sells or otherwise disposes of shares, the stockholder will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, a stockholder must subtract the tax basis in the stockholder’s shares from the amount received in the transaction. A stockholder’s tax basis in shares is generally equal to the cost of the stockholder’s shares, generally including sales charges. In some cases, however, the stockholder may have to adjust the stockholder’s tax basis after the stockholder purchases shares.

Any gain arising from such a sale or other disposition of shares generally will be treated as long-term capital gain or loss if a stockholder has held the shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares in the Fund held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gains dividends received, or undistributed capital gain deemed received, with respect to such shares. The ability to deduct capital losses may be subject to limitations under the Code.

Taxation of Capital Gains and Losses and Certain Ordinary Income Dividends.    Under the Tax Act, in general, non-corporate U.S. stockholders currently are subject to tax at a maximum U.S. federal income tax rate of 15% on their net capital gain, i.e., the excess of net realized long-term capital gain over net realized short-term capital loss for a taxable year, including long-term capital gain derived from an investment in shares of the Fund. Such rate is lower than the maximum rate on ordinary income, other than qualified dividend income, currently payable by non-corporate taxpayers.

The Fund cannot predict what percentage of its gain or loss will constitute net long-term capital gain or loss. Subject to the discussion in the next paragraph, it is expected that any gain or loss arising from the Fund’s sale or other disposition of any of the Stocks generally will be treated as long-term capital gain or loss if the Fund has held such Stock for more than one year. Premiums received by the Fund for writing the Options will not be included in income at the time of receipt. If an Option lapses, the amount of premium will be treated as short-term capital gain. If the Fund settles an option by delivering Stock, the premium received by the Fund will increase the Fund’s amount realized from the sale of such Stock. If an Option is cash-settled, the Fund will recognize short-term capital gain or loss equal to the difference between the amount paid by the Fund in settlement of the Option and the premium received.

Certain adverse tax consequences could result if the Fund’s ownership of the Stocks and sale of the Options constituted “straddles” (generally, offsetting positions with respect to personal property) under section 1092 of the Code. If applied, the straddle rules would terminate the Fund’s holding period for the Stocks that become part of a straddle before the long-term capital gains holding period has been reached, which may restrict the Fund’s ability to recognize long-term capital gains from a sale or disposition of the Stocks. The straddle rules may also defer recognition of realized losses and require the capitalization of certain interest expense and carrying charges. In addition, dividends, if any, on the Stocks would not qualify for the lower rate generally applicable to “qualified dividend income.” It is expected, however, that the Stocks generally will not be considered held as part of a straddle because the Options generally will constitute “qualified covered call options.” Therefore, the adverse tax consequences described above generally will not apply. In order to meet the requirements for qualified covered call options, the Fund’s ownership of the Stocks and sale of the Options must meet certain requirements, including that the Options are written more than 30 days prior to expiration and are not “deep-in-the-money” as defined in the Code.

For taxable years beginning on or before December 31, 2008, distributions of investment company taxable income designated by the Fund as derived from “qualified dividend income” will be taxable to non-corporate taxpayers (including individuals) at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the stockholder and Fund levels. In general, for the Fund to receive qualified dividend income, the Fund must hold stock paying an otherwise qualified dividend income more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the associated 181-day period in the case of certain preferred stocks). Qualified dividend income is, in general, dividend income from taxable U.S. corporations and certain non-U.S. corporations. Dividends received by the Fund with respect to the Stocks will constitute qualified dividend income to the extent the Options written with respect to the Stocks are qualified covered call options and the holding period requirements set forth above are met.

Backup Withholding.    The Fund is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Fund’s shares who do not furnish the Fund with their correct taxpayer identification number (generally, in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a stockholder may be refunded or credited against the stockholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

DISTRIBUTIONS

The Fund intends to distribute to its stockholders any investment income earned by the Fund on a monthly basis. It is anticipated that the premiums earned from writing the Options and any dividends received from the Stocks will be the Fund’s main source of investment income. The Fund expects to declare its first distribution approximately 45 days following the Fund’s commencement of investment operations. The Fund expects to pay this initial distribution approximately 60 days following the Fund’s commencement of investment operations. In addition, the Fund will distribute its realized capital gains, if any, at least annually. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its stockholders because it may result in a return of capital to stockholders, which would reduce the Fund’s net asset value and, over time, potentially increase the Fund’s expense ratio. This dividend policy may be modified by the Board of Directors from time to time. See “U.S. Federal Income Tax Considerations — Distributions” on page 34 of this prospectus and “Automatic Dividend Reinvestment Plan” below.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), unless a stockholder is ineligible or elects otherwise, all dividends and distributions are automatically reinvested by The Bank of New York, as agent for stockholders in administering the Plan (the “Plan Agent”), in additional shares of common stock of the Fund. Stockholders whose shares of common stock are held in the name of a broker or nominee should contact the broker or nominee to confirm that the broker or nominee will permit them to participate in the Plan. Stockholders who are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all dividends and distributions in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by The Bank of New York, as dividend paying agent. Stockholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set out below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or distribution.

The Fund’s distributions (if any) may consist of ordinary income dividends and/or capital gains distributions (collectively referred to as “dividends” for purposes of this section). See “Distributions” above. Whenever the Fund declares a dividend, payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common stock. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares of common stock on the open market (“open-market purchases”) on the NYSE or elsewhere. If, on the dividend payment date, the net asset value per share of the common stock is equal to or less than the market price per share of the common stock plus estimated brokerage commissions (such condition being referred to as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of common stock to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent has until the last business day before the next date on which the shares trade on an “ex-dividend” basis or in no event more than

30 days after the dividend payment date (the “last purchase date”) to invest the dividend amount in shares acquired in open-market purchases except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the federal securities laws. It is contemplated that the Fund will pay monthly income dividends and annual capital gains dividends, if any. If, before the Plan Agent has completed its open-market purchases, the market price of a share of common stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

The Plan Agent maintains all stockholders’ accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of stockholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record stockholders as representing the total amount registered in the record stockholder’s name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See the “U.S. Federal Income Tax Considerations” section on page 33 of this prospectus.

Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent at 101 Barclay Street, New York, New York 10286.

CONFLICTS OF INTEREST

The investment activities of the Adviser, the Subadviser, MLPFS and other affiliates of Merrill Lynch, for their own accounts and other accounts they manage, may give rise to conflicts of interest that could disadvantage the Fund and its stockholders. The Adviser and the Subadviser have each adopted written policies and procedures that, collectively, address investment activities of, and other arrangements involving, the Adviser or the Subadviser that may give rise to certain conflicts of interest.

Merrill Lynch, as a diversified global financial services firm, is involved with a broad spectrum of financial services and asset management activities. Certain of Merrill Lynch’s affiliates that are not service providers to the Fund engage in a broad range of activities over which the Adviser has no control or ability to exercise oversight. Although there are no formal written policies and procedures that cover all potential or actual conflicts of interest, Merrill Lynch has established a number of committees and related policies and procedures that are designed to identify, analyze and/or resolve such conflicts of interest. There is no assurance that Merrill Lynch will be able to identify each conflict of interest or that an identified conflict of interest will be resolved in favor of the Fund. In addition, the Adviser and its affiliates may have other business relationships with the Subadviser and its affiliates that are unrelated to their services to the Fund.

Merrill Lynch and its affiliates, including, without limitation, the Adviser and its advisory affiliates may have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities and instruments as the Fund. Merrill Lynch and its affiliates are also major participants in, among others, the options, swaps, and equities markets, in each case both on a proprietary basis and for the accounts of customers. As such, Merrill Lynch and its affiliates are actively engaged in transactions in the same securities and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities and instruments in which the Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.

The results of the Fund’s investment activities may differ significantly from the results achieved by the Adviser or the Subadviser and their respective affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that the Adviser, Subadviser, and their respective affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which the Adviser, Subadviser, and their respective affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

From time to time, the Fund’s activities also may be restricted because of regulatory restrictions applicable to Merrill Lynch and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Adviser, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Adviser and/or its affiliates are performing services or when position limits have been reached.

In connection with its management of the Fund, the Adviser may have access to certain fundamental analysis and proprietary technical models developed by Merrill Lynch. The Adviser will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, neither Merrill Lynch nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that the Adviser will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of Merrill Lynch and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Adviser in managing the Fund.

In addition, certain principals and certain employees of the Adviser are also principals or employees of Merrill Lynch or its affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Fund should be aware.

The Advisers may enter into transactions and invest in securities and instruments on behalf of the Fund in which customers of Merrill Lynch (or, to the extent permitted by the SEC, Merrill Lynch) serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of Merrill Lynch. Merrill Lynch and its affiliates may also create, write or issue derivative instruments for customers of Merrill Lynch or its affiliates, the underlying securities or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by Merrill Lynch or its affiliates and may also enter into transactions with other clients of Merrill Lynch or its affiliates where such other clients have interests adverse to those of the Fund. At times, these activities may cause departments of Merrill Lynch or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, the Fund will deal with Merrill Lynch and its affiliates on an arms-length basis.

The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither Merrill Lynch nor its affiliates will have any obligation to allow their credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of Merrill Lynch or any of its affiliates in evaluating the Fund’s creditworthiness.

It is also possible that, from time to time, Merrill Lynch or any of its affiliates, or the Subadviser or its affiliates, may, although they are not required to, purchase, hold or sell shares of the Fund.

It is possible that the Fund may invest in securities of companies with which Merrill Lynch has or is trying to develop investment banking relationships as well as securities of entities in which Merrill Lynch makes a market. The Fund also may invest in securities of companies that Merrill Lynch provides or may someday provide research coverage. Such investments could cause conflicts between the interests of the Fund and the interests of other Merrill Lynch clients. In providing services to the Fund, the Adviser is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of Merrill Lynch in the course of these activities. In addition, from time to time, Merrill Lynch’s activities may limit the Fund’s flexibility in purchases and sales of securities. When Merrill Lynch is engaged in an underwriting or other distribution of securities of an entity, the Adviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund.

The Adviser, the Subadviser, their respective affiliates, and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees and affiliates of the Advisers that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that the Fund will be adversely affected by this personal trading, the Fund, the Adviser and the Subadviser each has adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions.

The Adviser, the Subadviser and their respective affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may, in accordance with rules adopted under the Investment Company Act, engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers. These transactions would be effected in circumstances in which the Adviser or the Subadviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

Present and future activities of Merrill Lynch, including of the Adviser, in addition to those described in this section, may give rise to additional conflicts of interest.

NET ASSET VALUE

Net asset value per share of common stock of the Fund is determined Monday through Friday as of the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time), on each business day during which the NYSE is open for trading. For purposes of determining the net asset value of a share of common stock, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) is divided by the total number of shares of common stock outstanding at such time. Expenses, including the fees payable to the Adviser, are accrued daily.

The Fund makes available for publication the net asset value of its shares of common stock determined as of the last business day of each week. Currently, the net asset values of shares of publicly traded closed-end investment companies are published in Barron’s, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

Generally, portfolio securities that are traded on exchanges or The NASDAQ Stock Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors.

Long positions in securities traded in the over-the-counter (“OTC”) market are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Directors. Short positions in securities traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded in both the OTC market and on an exchange are valued according to the broadest and most representative market. Other investments are valued at market value.

When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Fund believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. The Fund employs certain pricing services to provide securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Directors. Such valuations and procedures will be reviewed periodically by the Directors.

Generally, trading in mortgage-backed securities, U.S. Government securities and money market or Short-Term Instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times.

Occasionally, events affecting the values of securities may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net asset value. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, then those securities may be valued at their fair value as determined in good faith by the Board of Directors of the Fund or by the Fund using a pricing service and/or procedures approved by the Directors.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Directors and oversight by the Adviser, the Subadviser is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. When possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain the best results in conducting portfolio transactions, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in positioning the securities involved. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available.

Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and provide other similar services) to the Subadviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Subadviser under the Subadvisory Agreement and the expense of the Subadviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Subadviser in servicing all of its accounts and such research might not be used by the Subadviser in connection with the Fund.

Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund, including Merrill Lynch and any of its affiliates, will not serve as the Fund’s dealer in such transactions. However, affiliated persons of the Fund may serve as its broker in listed or OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures adopted by the Board of Directors of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC staff.

Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the Investment Company Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Directors have considered all factors deemed relevant and have made a determination not to seek such recapture at this time. The Directors will reconsider this matter from time to time.

Section 11(a) of the Securities Exchange Act of 1934 generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting out the aggregate compensation received by the member in effecting such transactions and (iii) complies with any rules the SEC has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch or its affiliates acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

The Fund is covered by an exemptive order from the SEC permitting it to lend portfolio securities to Merrill Lynch and its affiliates. Pursuant to that order, the Fund also has retained an affiliated entity of the Adviser as the securities lending agent (the “lending agent”) for a fee, including a fee based on a share of the returns on investment of cash collateral. In connection with securities lending activities, the lending agent may, on behalf of the Fund, invest cash collateral received by the Fund for such loans in, among other things, a private investment company managed by the lending agent or in registered money market funds advised by the Adviser or its affiliates. Pursuant to the same order, the Fund may invest its uninvested cash in registered money market funds advised by the Adviser or its affiliates, or in a private investment company managed by the lending agent. If the Fund acquires shares in either the private investment company or an affiliated money market fund, stockholders would bear both their proportionate share of the Fund’s expenses and, indirectly, the expenses of such other entities. However, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or, in the case of the shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset by the Adviser’s waiver of a portion of its Management Fee.

Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Adviser, Subadviser or their affiliates. Because of different investment objectives or other factors, a particular security may be bought for one or more clients of the Adviser, the Subadviser or their affiliates when one or more clients of the Adviser, the Subadviser or their affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Advisers or their affiliates act as investment advisers, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser, the Subadviser or their affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Portfolio Turnover

The Fund employs a buy and hold strategy for the Stocks and will normally write options on the Stocks that expire within the following three calendar months. The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded. A high portfolio turnover rate results in greater transaction costs, which are borne directly by the Fund, and also has certain tax consequences for stockholders.

CODE OF ETHICS

The Fund’s Board of Directors approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Fund and the Adviser. The Subadviser is subject to a separate Code of Ethics under Rule 17j-1. The Code of Ethics establishes policies and procedures for personal investing by employees and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

The Codes of Ethics may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Codes of Ethics also may be available on the Edgar Database on the SEC’s Website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to: SEC’s Public Reference Section, 450 Fifth Street, NW Washington, D.C. 20549-0102. This reference to the website does not incorporate the contents of the website into this prospectus.

UNDERWRITING

The Fund intends to offer its shares through the underwriters. Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as representative of the underwriters named below. Subject to the terms and conditions contained in a purchase agreement between the Fund, the Adviser, the Subadviser and the underwriters, the Fund has agreed to sell to the underwriters, and each underwriter named below has severally agreed to purchase from the Fund, the number of shares listed opposite their names below.

Underwriter	Number of Shares
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Nuveen Investments, LLC.
Advest, Inc.
H&R Block Financial Advisors, Inc.
Ferris, Baker Watts, Incorporated
Oppenheimer & Co. Inc.
RBC Capital Markets Corporation
Ryan Beck & Co., Inc.
Wells Fargo Securities, LLC
Wunderlich Securities, Inc.

Total

The underwriters are obligated to purchase all of the shares sold under to the purchase agreement if any of these shares are purchased. The purchase agreement provides that the obligation of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions.

In the purchase agreement, the Fund, the Adviser and the Subadviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

Commissions and Discounts

The underwriters propose to initially offer the shares to the public at the initial public offering price on the cover page of this prospectus and to dealers at that price less a concession not in excess of $         per share. The underwriters may allow, and the dealers may reallow, a discount not in excess of $         per share to other dealers. There is a sales charge or underwriting discount of $.90 per share, which is equal to 4.5% of the initial public offering price per share. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for the shares of common stock purchased in the offering on or before         , 2005.

The following table shows the public offering price, sales load and proceeds, before expenses, to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

	Per Share	Without Option	With Option
Public offering price	$20.00	$	$
Sales load	$.90	$	$
Proceeds, before expenses, to the Fund	$19.10	$	$

The expenses of the offering, excluding underwriting discount, are estimated at $             and are payable by the Fund. The Fund has agreed to pay the underwriters $.00667 per share of common stock as a partial reimbursement of expenses incurred in connection with the offering. The amount paid by the Fund as this partial reimbursement to the underwriters will not exceed .03335% of the total price to the public of the shares of common stock sold in this offering. The Adviser has agreed to pay the amount by which the offering costs (other than the sales load, but including the $.00667 per share partial reimbursement of expenses to the underwriters) exceed $.04 per share of common stock (0.20% of the offering price). The Adviser has agreed to pay all of the Fund’s organizational expenses.

Overallotment Option

The Fund has granted the underwriters an option to purchase up to                  additional shares at the public offering price less the underwriting discount. The underwriters may exercise the option from time to time for 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter’s initial amount reflected in the above table.

Price Stabilization, Short Positions and Penalty Bids

Until the distribution of the shares is completed, SEC rules may limit the underwriters and selling group members from bidding for and purchasing the Fund’s shares. However, the representative may engage in transactions that stabilize the price of the shares, such as bids or purchases to peg, fix or maintain that price.

If the underwriters create a short position in the shares in connection with the offering, i.e., if they sell more shares than are listed on the cover of this prospectus, the representative may reduce that short position by purchasing shares in the open market. The representative also may elect to reduce any short position by exercising all or part of the overallotment option described above. Purchases of the shares to stabilize its price or to reduce a short position may cause the price of the shares to be higher than it might be in the absence of such purchases.

The representative also may impose a penalty bid on underwriters and selling group members. This means that if the representative purchases shares in the open market to reduce the underwriters’ short position or to stabilize the price of such shares, they may reclaim the amount of the selling concession from the underwriters and the selling group members who sold those shares. The imposition of a penalty bid also may affect the price of the shares in that it discourages resales of those shares.

Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the shares. In addition, neither the Fund nor any of the underwriters makes any representation that the representative will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

Stock Exchange Listing

Prior to this offering, there has been no public market for the shares. The Fund has obtained authorization to list its shares on the NYSE under the symbol “DPD,” subject to official notice of issuance. In order to meet the requirements for the NYSE, the underwriters have undertaken to sell lots of 100 or more shares to a minimum of 2,000 beneficial owners.

Other Relationships

The Fund anticipates that MLPFS and the other underwriters may from time to time act as brokers in connection with the execution of its portfolio transactions, and after they have ceased to be underwriters, the Fund anticipates that underwriters other than MLPFS may from time to time act as dealers in connection with the execution of portfolio transactions. See “Portfolio Transactions” on page 41 of this prospectus. MLPFS is an affiliate of the Adviser.

The shares will be sold to ensure that the NYSE distribution standards (round lots, public shares and aggregate market value) will be met.

The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080. The principal address of IQ Investment Advisors LLC is 4 World Financial Center, 5th Floor, New York, New York 10080.

DESCRIPTION OF SECURITIES

The following description of the terms of the Fund’s shares is only a summary. For a complete description, please refer to the Maryland General Corporation Law, and the Fund’s charter and Bylaws. The charter and Bylaws are exhibits to the Registration Statement, of which this prospectus forms a part.

Outstanding Securities.    The following table sets forth information with respect to the outstanding securities of the Fund as of April 25, 2005.

Title of Class of Securities	Amount of Shares Authorized	Amount of Shares Held by Registrant or for its Account	Amount of Shares Issued and Outstanding
Common Stock	100,000,000	0	5,236

General.    The charter provides that the Fund may issue up to 100,000,000 shares of common stock, $.001 par value per share (“Common Stock”). Upon completion of this offering, approximately                  shares of Common Stock will be issued and outstanding, including the shares issued to MLIM as the initial stockholder of the Fund. The Board of Directors may, without any action by the stockholders, amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authority to issue. Under Maryland law, the stockholders generally are not liable for the Fund’s debts or obligations.

Common Stock.    All shares of Common Stock offered by this prospectus will be duly authorized, fully paid and nonassessable. Holders of the Common Stock are entitled to receive distributions when authorized by the Board of Directors and declared by the Fund out of assets legally available for the payment of distributions. They also are entitled to share ratably in the assets legally available for distribution to the Fund’s stockholders in the event of the Fund’s liquidation, dissolution or winding up, after payment of or adequate provision for, all of the Fund’s known debts and liabilities. These rights are subject to the preferential rights of any other class or series of the Fund’s stock.

Each outstanding share of Common Stock entitles the holder to one vote on all matters submitted to a vote of stockholders, including the election of Directors. Except as provided with respect to any other class or series of stock, the holders of the Common Stock will possess the exclusive voting power.

Holders of Common Stock have no preference, conversion, exchange, sinking fund, or appraisal rights and have no preemptive rights to subscribe for any of the Fund’s securities. All shares of Common Stock will have equal dividend, liquidation and other rights.

Power to Reclassify Shares of the Fund’s Stock.    The Fund’s charter authorizes the Board of Directors to classify and reclassify any unissued shares of the Fund’s Common Stock into other classes or series of stock. Prior to issuance of shares of each class or series, the Board is required by Maryland law and by the Fund’s charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class and series.

Power to Issue Additional Shares of Common Stock.    The Fund believes that the power to issue additional shares of Common Stock and to classify or reclassify unissued shares of Common Stock and thereafter to issue the classified or reclassified shares provides the Fund with increased flexibility in meeting needs which might arise. These actions can be taken without stockholder approval, unless stockholder approval is required by applicable law or the rules of any stock exchange or automated quotation system on which the Fund’s securities may be listed or traded. Although the Fund has no present intention of doing so, the Fund could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control of the Fund that might involve a premium price for holders of common stock or otherwise be in its best interests.

Certain Provisions of the Maryland General Corporation Law and the Fund’s Charter and Bylaws.    The Maryland General Corporation Law and the Fund’s charter and Bylaws contain provisions that could make it more difficult for a potential acquiror to acquire control of the Fund by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Fund to negotiate first with the Board of Directors. The Fund believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Number of Directors; Vacancies.    The Fund’s charter provides that the number of the Fund’s directors may be established only by the Board of Directors but may not be fewer than one (as required under Maryland General Corporation Law). The Fund’s charter also provides that, at such time as the Fund has at least three independent directors and the Fund’s Common Stock is registered under the Securities Exchange Act of 1934, the Fund elects to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the Investment Company Act.

Election and Term of Directors.    Each director shall be elected annually at a meeting of stockholders for a term of one year and until his successor is duly elected and qualifies or until his earlier death, resignation or removal. The Fund’s charter provides that, except as provided in the Fund’s Bylaws, each director will be elected by the holders of a majority of the shares of stock outstanding and entitled to vote thereon. This means that the holders of less than a majority of the outstanding shares will not be able to elect any directors. If no nominee receives the required vote to be elected, the incumbent nominees will continue to serve as the Fund’s directors until the next annual meeting of stockholders and until their successors are duly elected and qualify. Pursuant to the Bylaws, the Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Removal of Directors.    The Fund’s charter provides that a director may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors. This provision, when coupled with the provision in the Fund’s Bylaws authorizing only the Board of Directors to fill vacant directorships, precludes stockholders from removing incumbent directors except for cause and by a substantial affirmative vote and filling the vacancies created by the removal with their own nominees.

Certain Extraordinary Transactions; Amendments to the Fund’s Charter and Bylaws.    Under Maryland law, a Maryland corporation such as the Fund generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by the Board of Directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may, however, provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. The Fund’s charter generally provides for approval of charter amendments and extraordinary transactions by the holders of a majority of the votes entitled to be cast on the matter.

The Fund’s charter further provides that any proposal to convert the Fund from a closed-end investment company to an open-end investment company, any proposal to liquidate or dissolve the Fund or any proposal to amend these and certain other charter provisions requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. If such a proposal is approved by at least 80% of the Fund’s Continuing Directors (in addition to approval by the full Board of Directors), however, such proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such matter. The “Continuing Directors” are defined in the Fund’s charter as the Fund’s current Directors as well as those Directors whose nomination for election by the stockholders or whose election by the Directors to fill vacancies is approved by a majority of Continuing Directors then on the Board of Directors. The Fund’s charter and Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of the Fund’s Bylaws or to make new Bylaws.

Advance Notice of Director Nominations and New Business.    The Fund’s Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (i) pursuant to the Fund’s notice of the meeting, (ii) by the Board of Directors or (iii) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in the Fund’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (i) pursuant to the Fund’s notice of the meeting, (ii) by the Board of Directors or (iii) provided that the Board of Directors has determined that directors will be elected at the meeting by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Calling of Special Meetings of Stockholders.    The Fund’s Bylaws provide that special meetings of stockholders may be called by the Fund’s Board of Directors and certain officers. The Bylaws also provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the Secretary of the Fund upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

TRANSFER AGENT AND CUSTODIAN

The Fund has entered into a transfer agency agreement with The Bank of New York (the “Transfer Agent”) under which the Transfer Agent will provide the Fund transfer agency services. The Transfer Agent’s principal place of business is located at 101 Barclay Street, New York, New York 10286. The Fund has entered into a custody agreement with State Street Bank and Trust Company (the “Custodian”) under which the Custodian will provide the Fund custodian services. The Custodian’s principal place of business is located at 225 Franklin Street, Boston, Massachusetts 02110.

FISCAL YEAR

For accounting purposes, the Fund’s fiscal year is the 12-month period ending on December 31. For tax purposes, the Fund has adopted the 12-month period ending December 31 of each year as its taxable year.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected Deloitte & Touche LLP as its independent registered public accounting firm. Deloitte & Touche LLP’s principal business address is located at 750 College Road East, Princeton, New Jersey 08540.

LEGAL COUNSEL

Certain legal matters in connection with the shares will be passed on by Shearman & Sterling LLP, New York, New York, counsel to the Fund, and by Clifford Chance US LLP, New York, New York, counsel to the underwriters. Shearman & Sterling LLP and Clifford Chance US LLP may rely on the opinion of Venable LLP as to certain matters of Maryland law.

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its stockholders and to safeguarding their non-public personal information. The following information is provided to help understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its stockholders, although certain non-public personal information of its stockholders may become available to the Fund. The Fund does not disclose any non-public personal information about its stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its stockholders to employees of the Adviser, the Subadviser and their delegates and affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its stockholders.

INQUIRIES

Inquiries concerning the Fund and its shares should be directed to your Financial Adviser.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of

Dow 30SM Premium & Dividend Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Dow 30SM Premium & Dividend Income Fund Inc. as of April 15, 2005. This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of assets and liabilities. We believe that our audit of the statement of assets and liabilities provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Dow 30SM Premium & Dividend Income Fund Inc. as of April 15, 2005, in conformity with U.S. generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Princeton, New Jersey

April 21, 2005

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.

STATEMENT OF ASSETS AND LIABILITIES

April 15, 2005

ASSETS:
Cash	$100,008
Deferred offering costs (Note 1)	206,000

Total assets	306,008
LIABILITIES:
Liabilities and accrued expenses (Note 1)	206,000

NET ASSETS:	$100,008

NET ASSETS CONSIST OF:
Common Stock, par value $.001 per share; 100,000,000 shares authorized; 5,236 shares issued and outstanding (Note 1)	$5
Paid-in Capital in excess of par	100,003

Net Assets-Equivalent to $19.10 net asset value per share Based on 5,236 shares of capital stock outstanding (Note 1)	$100,008

Notes to Statement of Assets and Liabilities.

Note 1. Organization

Dow 30SM Premium & Dividend Income Fund Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on January 18, 2005 and is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company and has not had any transactions other than those relating to organizational matters and the sale to Merrill Lynch Investment Managers, L.P. (“MLIM”) of an aggregate of 5,236 shares for $100,008 on April 15, 2005. MLIM and IQ Investment Advisors LLC (the “Adviser”) are indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc.

The Adviser, on behalf of the Fund, will incur all organizational costs estimated at $60,200. The Adviser also has agreed to pay the amount by which the offering costs of the Fund (other than the underwriting discount) exceeds $.04 per share of common stock. As of April 15, 2005, based on an estimated asset size of 5,150,000 shares for $103,000,000, offering costs are estimated at approximately $452,000, of which the Adviser will pay approximately $246,000 and the Fund will pay approximately $206,000. Offering costs relating to the public offering of the Fund’s shares will be charged to capital at the time of issuance of shares.

Note 2. Investment Advisory Arrangements

The Fund has entered into a management agreement with the Adviser. The Adviser will receive a monthly fee from the Fund for investment advisory, management and administrative services to the Fund at an annual rate of 0.90% of the Fund’s average daily net assets plus any borrowings (the “Management Fee”). The Adviser has also entered into a subadvisory agreement with Nuveen Asset Management (the “Subadviser”). The Adviser compensates the Subadviser from the Management Fee for certain investment advisory responsibilities at an annual rate of 0.39% of the Fund’s average daily net assets plus any borrowings. Certain officers and/or directors of the Fund are officers and/or directors of the Adviser and MLIM.

Note 3. Federal Income Taxes

The Fund intends to qualify as a “regulated investment company” and as such (and by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended) will not be subject to Federal income tax on taxable income (including realized capital gains) that is distributed to stockholders.

Note 4. Accounting Principles

The Fund’s statement of assets and liabilities is prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from this statement.

APPENDIX A: DESCRIPTION OF RATINGS CRITERIA

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Ratings

Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s U.S. Short-Term Ratings

MIG 1/VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Commercial Paper Ratings

Moody’s Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of the Standard & Poor’s Corporation, a Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s®”), Debt Ratings

A Standard & Poor’s® issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

The issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s® from other sources Standard & Poor’s® considers reliable. Standard & Poor’s® does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The issue credit ratings are based, in varying degrees, on the following considerations:

I. Likelihood of payment — capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II. Nature of and provisions of the obligation;

III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long Term Issue Credit Ratings

AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s®. Capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest rated issues only in small degree. The Obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB B CCC CC C

An obligation rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

D	An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

c	The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p	The letter ‘p’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to the completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s® receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r	This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s® does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor’s® Commercial Paper Ratings

A Standard & Poor’s® commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1	A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s®. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C	A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s® believes that such payments will be made during such grace period. The “D” rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

c	The “c” subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p	The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s® receipt of an executed copy of the escrow agreement or closing.

r	The “r” highlights derivative, hybrid, and certain other obligations that Standard & Poor’s® believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options, and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s® by the issuer or obtained by Standard & Poor’s® from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

A Standard & Poor’s® note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long term debt rating. The following criteria will be used in making that assessment.

— Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

— Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

APPENDIX B: PROXY VOTING POLICIES AND PROCEDURES

The Fund’s Board of Directors has delegated to IQ Investment Advisors LLC, and/or any sub-investment adviser approved by the Board of Directors (the “Investment Adviser”) authority to vote all proxies relating to the Fund’s portfolio securities. The Investment Adviser has adopted policies and procedures (“Proxy Voting Procedures”) with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including the Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser’s primary objective when voting proxies is to make proxy voting decisions solely in the best interests of the Fund and its stockholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Fund, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser’s interest and those of the Investment Adviser’s clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the “Committee”). The Committee is comprised of the Investment Adviser’s Chief Investment Officer (the “CIO”), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser’s legal department appointed by the Investment Adviser’s General Counsel. The Committee’s membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser’s affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including the Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis — such as approval of mergers and other significant corporate transactions — akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for the Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser’s clients, the Committee, in conjunction with the Fund’s portfolio manager, may determine that the Fund’s specific circumstances require that its proxies be voted differently.

To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

The Investment Adviser’s Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of the Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an “Affiliate”), or a money management or other client of the Investment Adviser (each, a “Client”) is involved. The Proxy Voting Procedures and the Investment Adviser’s adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser’s relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser’s clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser’s normal voting guidelines or, on matters where the Investment Adviser’s policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary’s absence, the Assistant Secretary of the Committee concurs that the subcommittee’s determination is consistent with the Investment Adviser’s fiduciary duties.

In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in the Fund’s best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

•

Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company’s Board of Directors (rather than stockholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of stockholders and oversee management of the corporation in a manner that will seek to maximize stockholder value over time. In individual cases, the Committee may look at a nominee’s history of representing stockholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

•	Proposals related to the selection of an issuer’s independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of stockholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing stockholder interests as auditor of other companies, to the extent the Committee deems relevant.

•	Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer’s board of directors, rather than stockholders. Proposals to “micro-manage” an issuer’s compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

•	Proposals related to requests, principally from management, for approval of amendments that would alter an issuer’s capital structure. As a general matter, the Committee will support requests that enhance the rights of common stockholders and oppose requests that appear to be unreasonably dilutive.

•	Proposals related to requests for approval of amendments to an issuer’s charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

•	Routine proposals related to requests regarding the formalities of corporate meetings.

•	Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund’s Board of Directors (rather than its stockholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act envisions will be approved directly by stockholders.

•	Proposals related to limiting corporate conduct in some manner that relates to the stockholder’s environmental or social concerns. The Committee generally believes that annual stockholder meetings are inappropriate forums for discussion of larger social issues, and opposes stockholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a stockholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of stockholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Through and including                          , 2005 (the 25th day after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                     Shares

Dow 30SM Premium & Dividend

Income Fund Inc.

Common Stock

$20.00 per Share

PROSPECTUS

Merrill Lynch & Co.

Nuveen Investments, LLC

Advest, Inc.

H&R Block Financial Advisors, Inc.

Ferris, Baker Watts

Incorporated

Oppenheimer & Co.

RBC Capital Markets

Ryan Beck & Co.

Wells Fargo Securities

Wunderlich Securities, Inc.

, 2005	DPD-PR-0405

Part C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1) Financial Statements:

Statement of assets and liabilities, dated as of April 15, 2005.

(2) Exhibits:

(2)(a)(1) Articles of Incorporation. (1)

(2)(a)(2) Articles of Amendment (1)

(2)(a)(3) Articles of Amendment (2)

(2)(a)(4) Articles of Amendment (2)

(2)(a)(5) Articles of Amendment (5)

(2)(b) Bylaws. (1)

(2)(c) Not Applicable.

(2)(d) Form of Stock Certificate.*

(2)(e) Form of Automatic Dividend Reinvestment Plan.*

(2)(f) Not Applicable.

(2)(g)(1) Form of Management Agreement.*

(2)(g)(2) Form of Subadvisory Agreement.*

(2)(h)(1) Form of Purchase Agreement between the Fund, IQ Investment Advisors LLC, Nuveen Asset Management and a group of underwriters led by Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Underwriters”).*

(2)(i) Not Applicable.

(2)(j) Form of Custodian Agreement.*

(2)(k)(1) Form of NYSE Listing Agreement.*

(2)(k)(2)(a) Power of Attorney. (1)

2(k)(2)(b) Power of Attorney.(2)

(2)(k)(3) Form of Stock Transfer Agency Agreement.*

(2)(1) Opinion and Consent of Venable LLP, special Maryland counsel for the Fund.*

(2)(m) Not Applicable.

(2)(n) Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Fund.*

(2)(o) Not Applicable.

(2)(p) Certificate of Initial Stockholder.*

(2)(q) Not Applicable.

(2)(r)(1) Code of Ethics of the Fund. (3)

(2)(r)(2) Code of Ethics of IQ Investment Advisors LLC. (3)

(2)(r)(3) Code of Ethics of Nuveen Asset Management (4)

*	Filed herewith.
(1)	Incorporated herein by reference to the identically numbered exhibit of the Registrant’s initial Registration Statement on Form N-2 filed on January 31, 2005.
(2)	Incorporated herein by reference to the identically numbered exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-122419 and 811-21708) filed on February 11, 2005.

(3)	Incorporated herein by reference to the identically numbered exhibit of the Registration Statement of S&P® 500 GEAREDSM Fund Inc. on Form N-2 (File Nos. 333-118070 and 811-21611) filed on October 26, 2004.
(4)	Incorporated herein by reference to exhibit (2)(r)(3) of the Registration Statement of Defined Strategy Fund Inc. on Form N-2 (File Nos. 333-118453 and 811-21621) filed on December 22, 2004.
(5)	Incorporated herein by reference to identically numbered exhibit to Pre-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-2 (File Nos. 333-122419 and 811-21708) filed on March 22, 2005.

Item 26. Marketing Arrangements

Please refer to Item 25(2)(h)(1).

Item 27. Other Expenses of Issuance and Distribution

All figures are estimates:

Registration fees (SEC)	$30,366

New York Stock Exchange listing fee	$20,000

Legal fees and expenses	$250,000

Printing (other than stock certificates)	$116,359

Stock certificates	$8,962

NASD fees	$30,500

Underwriters’ expense reimbursement	$86,400

Miscellaneous	$1,413

Total	$544,000

Item 28. Persons Controlled by or Under Common Control

After completion of the offering of shares, the Fund expects that no person will be directly or indirectly under common control with it, except that the Fund may be deemed to be controlled by IQ Investment Advisors LLC, the investment adviser of the Fund (the “Adviser”), and/or Nuveen Asset Management, the subadviser of the Fund (the “Subadviser”). The Adviser was formed under the laws of the State of Delaware on April 7, 2004. The Adviser is a limited liability company whose Managing Member is Fund Asset Management LP. Additional information regarding the Adviser is set out in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-63151). The Subadviser is a corporation that was formed under the laws of the State of Delaware on April 6, 1990. Additional information regarding the Subadviser is set out in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-36793).

Item 29. Number of Holders of Securities

Title of Class:	Common Stock ($.001 par value)

Number of Record Holders: 1	(The Fund anticipates that as the result of its offering of shares there will be more than 100 record holders of the Fund’s shares.)

Item 30. Indemnification

Indemnification of Officers and Directors.    Maryland law permits a Maryland corporation, such as the Fund, to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty which is established by a final judgment and is material to the cause of action. The Fund’s charter contains such a provision that eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law and the Investment Company Act.

The Fund’s charter authorizes it, to the maximum extent permitted by Maryland law and the Investment Company Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of the Fund and at the request of the Fund, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Fund’s Bylaws obligate the Fund, to the maximum extent permitted by Maryland law and the Investment Company Act, to indemnify any present or former director or officer or any individual who, while a director or officer of the Fund and at the request of the Fund, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and Bylaws also permit the Fund to indemnify and advance expenses to any individual who served a predecessor of the Fund in any of the capacities described above and any employee or agent of the Fund or a predecessor of the Fund.

Maryland law requires a corporation (unless its charter provides otherwise, which the Fund’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding, and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (2) the director or officer actually received an improper personal benefit in money, property or services or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (1) a written affirmation by the director or officer of his good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (2) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Underwriting Agreements Indemnification.    Please refer to Section 6 of the Form of Purchase Agreement between the Fund, IQ Investment Advisors LLC, Nuveen Asset Management and the Underwriters. In Section 6 of the Form of Purchase Agreement relating to the securities being offered by this Registration Statement, the Fund agrees to indemnify the Underwriters and each person, if any, who controls the Underwriters within the meaning of Securities Act of 1933 (the “Securities Act”), against certain types of civil liabilities arising in connection with the Registration Statement.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Directors, officers and controlling persons of the Fund and Merrill Lynch, Pierce, Fenner & Smith Incorporated pursuant to the provisions discussed above or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Securities Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Director, officer, or controlling person of the Fund and Merrill Lynch, Pierce, Fenner & Smith Incorporated in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or Merrill Lynch, Pierce, Fenner & Smith Incorporated in connection with the shares being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Advisers

A description of the business of the Adviser and the Subadviser (collectively, the “Advisers”) is set out under the heading “Investment Advisory and Management Arrangements” in the prospectus which forms a part of this registration statement. A description of any other business, profession, vocation, or employment of a substantial nature in which each managing director, executive officer or partner of the Advisers, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set out below:

Adviser

Name	Position with Adviser	Other Affiliations
Mitchell M. Cox	President	Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”), First Vice President, Head of Global Private Client Market Investments and Origination; MLPFS, First Vice President, Head of Structured Products Origination and Sales.

Christopher Yeagley	Vice President	MLPFS, Director and Vice President, Global Private Client Fund Origination; MLPFS, Vice President, Equity and Alternative-Linked Origination.

Donald C. Burke	Treasurer	Merrill Lynch Investment Managers, L.P. (“MLIM”), First Vice President; MLIM and Fund Asset Management L.P. (“FAM”), Director.

Jeffrey Hiller	Chief Compliance Officer	Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief Compliance Officer at MLIM (Americas); Global Director of Compliance at Morgan Stanley Investment Management.

Michael Clark	Vice President	MLIM, Director of Product Development, Director of Fund Board Relations.

Satyanarayan Chada	Vice President	MLPFS, First Vice President and Director, Head of Global Private Client Structured Products Origination for the U.S.

Subadviser

Name	Position with Subadviser	Other Affiliations
Timothy R. Schwertfeger	Chairman and Chief Executive Officer	Chairman and Director (since 1996) of Nuveen Investments, Inc., Nuveen Investments, LLC, Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investments Advisors Inc., Nuveen Investments Holdings, Inc.

John P. Amboian	President and Director	President and Director of Nuveen Investments, Inc., Nuveen Investments, LLC, Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investments Advisors Inc., and Nuveen Investments Holdings, Inc.

Alan G. Berkshire	Senior Vice President and Secretary	Senior Vice President, Secretary and General Counsel of Nuveen Investments, Inc., Nuveen Investments, LLC, Nuveen Asset Management, Rittenhouse Asset Management, Inc. and Nuveen Investments Holdings, Inc.; Senior Vice President and Secretary of Nuveen Investments Advisors Inc.; Assistant Secretary of NWQ Investment Management Company, LLC and Secretary of Symphony Asset Management, LLC.

Mary E. Keefe	Managing Director and Chief Compliance Officer	Managing Director and Chief Compliance Officer (since 2004) of Nuveen Investments, Inc., Nuveen Investments, LLC, Nuveen Investments Advisers Inc., Nuveen Asset Management, Nuveen Investments Institutional Services Group LLC and Rittenhouse Asset Management, Inc.; formerly, Head of Global Compliance (January 2004 – May 2004) Citadel Investment Group; Director, Midwest Regional Office (1994 – 2003) United States Securities and Exchange Commission.

Margaret E. Wilson	Senior Vice President, Finance	Senior Vice President, Finance of Nuveen Investments, Inc., Nuveen Investments, LLC, Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investments Advisors Inc. and Nuveen Investments Holdings, Inc.

Gifford R. Zimmerman	Managing Director, Assistant Secretary and Associate General Counsel	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel of Nuveen Investments, LLC; Managing Director (since 2002), General Counsel and Assistant Secretary, formerly, Vice President of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.; Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President (since 2000), of Nuveen Asset Management; Managing

Name	Position with Subadviser	Other Affiliations
Director (since 2004) and Assistant Secretary of Nuveen Investments, Inc. (since 1994); Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. (since 2003); Chartered Financial Analyst.

William M. Fitzgerald	Managing Director	Managing Director (since 2002) of Nuveen Investments, LLC; Managing Director (since 2001), formerly, Vice President (since 1995) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.; Managing Director of Nuveen Asset Management (since 2001); Vice President of Nuveen Investments Advisers Inc. (since 2002); Chartered Financial Analyst.

Item 32. Location of Accounts and Records

The Adviser maintains all required accounting-related and financial books and records of the Fund at 800 Scudders Mill Road, Plainsboro, NJ 08536.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

(a) The Fund undertakes to suspend the offering of the shares of common stock covered by this Registration Statement until it amends its prospectus contained in this Registration Statement if (1) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 10% from its net asset value per share of common stock as of the effective date of this Registration Statement, or (2) its net asset value per share of common stock increases to an amount greater than its net proceeds as stated in the prospectus contained in this Registration Statement.

(b) The Fund undertakes that:

(1) for purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the registrant pursuant to Rule 497(h) under the Securities Act will be deemed to be part of this Registration Statement as of the time it was declared effective.

(2) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned duly authorized person, in the City of New York, and the State of New York, on the 25th day of April, 2005.

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.

By:	/S/ MITCHELL M. COX

Name: Mitchell M. Cox
Title: President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ MITCHELL M. COX* (Mitchell M. Cox)	President (Principal Executive Officer)	April 25, 2005

/s/ DONALD C. BURKE* (Donald C. Burke)	Treasurer (Principal Financial and Accounting Officer)	April 25, 2005

/s/ ANDREW J. DONOHUE* (Andrew J. Donohue)	Director	April 25, 2005

/s/ ALAN BATKIN* (Alan Batkin)	Director	April 25, 2005

/s/ PAUL GLASSERMAN* (Paul Glasserman)	Director	April 25, 2005

/s/ WILLIAM RAINER* (William Rainer)	Director	April 25, 2005

/s/ STEVEN W. KOHLHAGEN* (Steven W. Kohlhagen)	Director	April 25, 2005

* This filing has been signed by each of the persons so indicated by the undersigned as Attorney-in-Fact.

/S/ MITCHELL M. COX (Mitchell M. Cox)	Attorney-in-Fact	April 25, 2005

Exhibit List

Exhibit No.	Description

(2)(d)	Form of Stock Certificate

(2)(e)	Form of Dividend Reinvestment Plan

(2)(g)(1)	Form of Management Agreement

(2)(g)(2)	Form of Subadvisory Agreement

(2)(h)(1)	Form of Purchase Agreement

(2)(j)	Form of Custodian Agreement

(2)(k)(1)	Form of NYSE Listing Agreement

(2)(k)(3)	Form of Stock Transfer Agency Agreement

(2)(1)	Opinion and Consent of Venable LLP, special Maryland counsel for the Fund.

(2)(n)	Consent of Deloitte & Touche LLP, independent registered public accountants for the Fund

(2)(p)	Certificate of Initial Stockholder